UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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ANCHOR SERIES TRUST

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ANCHOR SERIES TRUST

Asset Allocation Portfolio	Capital Appreciation Portfolio
Government and Quality Bond Portfolio	Growth and Income Portfolio
Growth Portfolio	Money Market Portfolio
Multi-Asset Portfolio	Natural Resources Portfolio
Strategic Multi-Asset Portfolio
August 19, 2011
Dear Contract Owner:
     A joint special meeting (the “Meeting”) of the shareholders of the Anchor Series Trust (the “Trust”) will be held on September 26, 2011, at 2:00 p.m., Central Time in Meeting Room 2 of The Woodson Building, 2919 Allen Parkway, Houston Texas 77019, or at any adjournment(s) or postponement(s) thereof. As an owner of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in one or more of the investment portfolios of the Trust listed above (each, a “Portfolio” and collectively, the “Portfolios”), you have the right to instruct the life insurance company that issued your variable contract as to the manner in which the shares of a Portfolio attributable to your variable contract should be voted.
     At the Meeting, shareholders will be asked to consider and vote on a proposal to elect nominees as Trustees of the Trust and proposals that relate to the governance and management of the Trust and each of the Portfolios (the “Proposals”). For the reasons explained in the accompanying proxy statement, SunAmerica Asset Management Corp. (“SAAMCo”), the Trust’s investment adviser, and the board of trustees of the Trust (the “Board”), recommend that you vote in favor of each of the Proposals applicable to your Portfolio(s). The proposals are listed below.
•	Election of six (6) Trustees to the Board of Trustees (investors in all of the Portfolios voting together).

•	Amendment and restatement of the Trust’s Declaration of Trust to permit the Board to amend the Trust’s Declaration of Trust in any respect in the future without shareholder approval (investors in all of the Portfolios voting together).

•	Amendment and restatement of the Trust’s Declaration of Trust to permit the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law (investors in all of the Portfolios voting together).

•	Amendment and restatement of the Trust’s Declaration of Trust to permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares (investors in all of the Portfolios voting together).

•	Amendment and restatement of the Trust’s Declaration of Trust to effect certain other changes (investors in all of the Portfolios voting together).

•	Adoption of a “manager-of-managers” arrangement for certain Portfolios, pursuant to which SAAMCo, the Portfolios’ investment adviser, could retain subadvisers for the applicable Portfolios without shareholder approval (investors in each of the following Portfolios voting with regard to their Portfolio: the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio).
•	Adoption of a plan of liquidation for the Money Market Portfolio (investors in the Money Market Portfolio voting for this Portfolio).
•	Removal of the fundamental policy requiring shareholder approval of changes to investment goals or principal investment strategies of certain Portfolios (investors in each of the following Portfolios voting with regard to their Portfolio: the Asset Allocation Portfolio, the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and

Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio).
•	Amendment of the Natural Resources Portfolio’s fundamental policy regarding concentration of investments (investors in the Natural Resources Portfolio voting for this Portfolio).
•	Amendment of the fundamental policy regarding diversification of investments for certain Portfolios (investors in each of the following Portfolios voting with regard to their Portfolio: the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio).
•	Removal of the fundamental policy regarding investing in other investment companies for certain Portfolios (investors in each of the following Portfolios voting with regard to their Portfolio: the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, and the Strategic Multi-Asset Portfolio).
•	Removal of the fundamental policy restricting certain Portfolios from purchasing securities of companies when securities issued by such companies are beneficially owned by certain affiliated persons of the Trust in certain circumstances (investors in each of the following Portfolios voting with regard to their Portfolio: the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio and the Strategic Multi-Asset Portfolio).
     As an owner of a variable contract who indirectly invests in one or more of the Portfolios, you are being asked to provide voting instructions on each applicable Proposal. The Board has determined that each of the Proposals is in the best interests of the Trust and each Portfolio to which it applies, its shareholders and owners of variable contracts such as you and unanimously recommends that you vote in favor of each Proposal relating to your Portfolio(s).
     To ensure that your instructions are counted, please:
•	Mark your votes on the enclosed Voting Instruction Form
•	Sign and mail your Voting Instruction Form promptly
•	You may also vote by telephone or on the Internet
     If you have any questions about the proposals, please call: 1-800-445-7862 for SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company between the hours of 5:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday, or 1-888-916-1722 for American General Life Insurance Company of Delaware, The United States Life Insurance Company in the City of New York, and Phoenix Life Insurance Company, between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday and 12:00 p.m. to 6:00 p.m. Eastern Time on Saturday.

Sincerely,

//s// PETER A. HARBECK
Peter A. Harbeck
President and CEO SunAmerica Asset Management Corp.

ANCHOR SERIES TRUST
ASSET ALLOCATION PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MONEY MARKET PORTFOLIO
MULTI-ASSET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
Harborside Financial Center, 3200 Plaza 5
Jersey City, New Jersey 07311-4992
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2011
Notice is hereby given that a joint special meeting of shareholders (the “Meeting”) of each of the various investment portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of the Anchor Series Trust (the “Trust”), will be held on September 26, 2011, at 2:00 pm Central Time, in Meeting Room 2 of The Woodson Building, 2919 Allen Parkway, Houston, Texas 77019, or at any adjournment(s) or postponement(s) thereof, for the following purposes:
1.	Election of six (6) Trustees to the Board. (To be voted on by all Portfolios.)

2.	Amendment and restatement of the Trust’s Declaration of Trust, as follows:

A.	To permit the Board to amend the Trust’s Declaration of Trust in any respect in the future without shareholder approval. (To be voted on by all Portfolios.)

B.	To permit the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law. (To be voted on by all Portfolios.)

C.	To permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares. (To be voted on by all Portfolios.)

D.	To effect certain other changes. (To be voted on by all Portfolios.)

3.	Adoption of a “manager-of-managers” arrangement for certain Portfolios, pursuant to which SunAmerica Asset Management Corp., the Portfolios’ investment adviser, could retain subadvisers for the applicable Portfolios without shareholder approval. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)

4.	Adoption of a plan of liquidation for the Money Market Portfolio. (To be voted on by the Money Market Portfolio.)

5.	To approve changes to certain of the fundamental policies of certain of the Portfolios, as follows:

A.	Removal of the fundamental policy requiring shareholder approval of changes to investment goals or principal investment strategies for certain Portfolios. (To be voted on by the Asset Allocation Portfolio, the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)

B.	Amendment of the Natural Resources Portfolio’s fundamental policy regarding concentration of investments. (To be voted on by the Natural Resources Portfolio.)

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C.	Amendment of the fundamental policy regarding diversification of investments for certain Portfolios. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)

D.	Removal of the fundamental policy regarding investing in other investment companies for certain Portfolios. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, and the Strategic Multi-Asset Portfolio.)

E.	Removal of the fundamental policy restricting certain Portfolios from purchasing securities of companies when securities issued by such companies are beneficially owned by certain affiliated persons of the Trust in certain circumstances. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)
6.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Separate accounts of SunAmerica Annuity and Life Assurance Company, First SunAmerica Life Insurance Company, American General Life Insurance Company of Delaware, The United States Life Insurance Company in the City of New York, and Phoenix Life Insurance Company (together, the “Insurance Companies”) are the only shareholders of the Portfolios. The Separate Accounts serve as investment options for variable life insurance contracts and variable annuity contracts (each, a “variable contract”) issued by the Insurance Companies.
The Board has set July 29, 2011 as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. Owners of (or beneficiaries or annuitants under) variable contracts at the close of business on the Record Date have the right to instruct the Insurance Company that issued their contract as to the manner in which shares of one or more Portfolios attributable to their variable contract should be voted. Therefore, each Insurance Company will vote the shares of the Portfolios held by its separate accounts at the Meeting in accordance with timely instructions received from such owners of (or such beneficiaries or annuitants under) the variable contracts it issued. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to your Insurance Company.
Your voting instructions on these proposals are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Voting Instruction Form to ensure your voting instructions are properly and timely recorded.
Important Notice Regarding the Availability of Proxy Materials for the Meeting:
This notice and the accompanying proxy statement is available on the internet at www.proxy-direct.com.

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THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE PROPOSALS RELATING TO YOUR PORTFOLIO

By Order of the Board of Trustees,
//s// Gregory N. Bressler
Gregory N. Bressler
Secretary Jersey City, New Jersey
August 19, 2011

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ANCHOR SERIES TRUST
ASSET ALLOCATION PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MONEY MARKET PORTFOLIO
MULTI-ASSET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
Harborside Financial Center, 3200 Plaza 5
Jersey City, New Jersey 07311-4992
August 19, 2011
PROXY STATEMENT
     This proxy statement is being furnished on behalf of the Board of Trustees (the “Board”) of Anchor Series Trust (the “Trust”) in connection with the joint special meeting of shareholders of each of the various investment portfolios of the Trust listed above (the “Portfolios”) to be held on September 26, 2011, at 2:00 pm Central Time, in Meeting Room 2 of The Woodson Building, 2919 Allen Parkway, Houston, Texas 77019, or at any adjournment(s) or postponement(s) thereof (the “Meeting”). This proxy statement and attached materials are being mailed on or about August 19, 2011.
     Shares of the Portfolios are held by separate accounts (the “Separate Accounts”) of SunAmerica Annuity and Life Assurance Company, First SunAmerica Life Insurance Company, American General Life Insurance Company of Delaware, The United States Life Insurance Company in the City of New York, and Phoenix Life Insurance Company (together, the “Insurance Companies”) as investment options under certain variable life insurance contracts and variable annuity contracts (together, the “Variable Contracts”) issued by the Insurance Companies. The Insurance Companies purchase and redeem the shares of the Portfolios in response to instructions from owners of Variable Contracts and are the owners of such shares held in their Separate Accounts, with the Separate Accounts being shareholders of record.
     In accordance with current law, the Insurance Companies, in effect, pass along their voting rights to the owners of their Variable Contracts. As an owner of a Variable Contract issued by one of the Insurance Companies, you are being sent this proxy statement because your Insurance Company is seeking instructions as to how you wish it to vote the shares of the Portfolios held by the Separate Account in which your Variable Contract value is invested. Each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts.
     For ease of reference, throughout the enclosed proxy statement, Variable Contract owners may be referred to as “shareholders” of the Portfolios.
     The purpose of the Meeting is for shareholders to consider and vote on the proposals affecting the Portfolios listed below and as more fully described herein (not all proposals apply to each Portfolio).
1.	Election of six (6) Trustees to the Board. (To be voted on by all Portfolios.)
2.	Amendment and restatement of the Trust’s Declaration of Trust, as follows:

A.	To permit the Board to amend the Trust’s Declaration of Trust in any respect in the future without shareholder approval. (To be voted on by all Portfolios.)

B.	To permit the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law. (To be voted on by all Portfolios.)

C.	To permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares. (To be voted on by all Portfolios.)

D.	To effect certain other changes. (To be voted on by all Portfolios.)

3.	Adoption of a “manager-of-managers” arrangement for certain Portfolios, pursuant to which SunAmerica Asset Management Corp. (“SAAMCo”), the Portfolios’ investment adviser, could retain subadvisers for the applicable Portfolios without shareholder approval. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)

4.	Adoption of a plan of liquidation for the Money Market Portfolio. (To be voted on by the Money Market Portfolio.)

5.	To approve changes to certain of the fundamental policies of certain Portfolios, as follows:
A.	Removal of the fundamental policy requiring shareholder approval of changes to investment goals or principal investment strategies for certain Portfolios. (To be voted on by the Asset Allocation Portfolio, the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)

B.	Amendment of the Natural Resources Portfolio’s fundamental policy regarding concentration of investments. (To be voted on by the Natural Resources Portfolio.)

C.	Amendment of the fundamental policy regarding diversification of investments for certain Portfolios. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)

D.	Removal of the fundamental policy regarding investing in other investment companies for certain Portfolios. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, and the Strategic Multi-Asset Portfolio.)

E.	Removal of the fundamental policy restricting certain Portfolios from purchasing securities of companies when securities issued by such companies are beneficially owned by certain affiliated persons of the Trust in certain circumstances. (To be voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources Portfolio, and the Strategic Multi-Asset Portfolio.)
6. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
     Accompanying this proxy statement is a Voting Instruction Form for owners of Variable Contracts to use to instruct the Insurance Company that issued their Variable Contract how to vote at the Meeting. The Board has set July 29, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

     The following chart shows the proposals that shareholders of each of the Portfolios will be asked vote on at the Meeting.
SHAREHOLDER VOTING ITEMS

Voting Item	Asset Allocation	Capital Appreciation	Government and Quality Bond	Growth and Income	Growth	Money Market	Multi- Asset	Natural Resources	Strategic Multi-Asset
1: Election of Trustees	•	•	•	•	•	•	•	•	•
2A: Amendment to the Declaration of Trust to Permit the Board to Make Future Amendments to the Declaration of Trust Without Shareholder Approval	•	•	•	•	•	•	•	•	•
2B: Amendment to the Declaration of Trust to Permit Reorganizations of the Trust, a Portfolio or a Class Without Shareholder Approval	•	•	•	•	•	•	•	•	•
2C: Amendment to the Declaration of Trust to Permit Involuntary Redemption of Shares in Certain Circumstances	•	•	•	•	•	•	•	•	•
2D: Amendment to the Declaration of Trust to Effect Certain Other Changes to the Declaration of Trust	•	•	•	•	•	•	•	•	•
3: Adoption of “Manager-of- managers” arrangement		•	•	•	•		•	•	•
4: Adoption of Plan of liquidation						•
5A: Removal of fundamental policy requiring shareholder approval for changes to the investment goal or principal investment strategies	•	•	•	•	•		•	•	•
5B: Amendment to fundamental policy on concentration								•
5C: Amendment of fundamental policy on diversification		•	•	•	•		•	•	•
5D: Removal of fundamental policy on investing in other investment companies		•	•	•	•		•		•
5E: Removal of fundamental policy restricting certain Portfolios from purchasing securities of companies of whose securities are owned by certain affiliated persons		•	•	•	•		•	•	•

     Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request in writing to the Trust at P.O. Box 54299, Los Angeles, California, 90054-0299, or by calling the following numbers: 1-800-445-7862 (for SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company), 1-800-340-2765 (for American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York), or 1-800-541-0171 (for Phoenix Life Insurance Company).
     Important Notice Regarding the Availability of Proxy Materials for the Special Shareholders Meeting to be Held on Monday September 26, 2011:
     This proxy statement and copies of the Trust’s most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders are available on the internet at https://www.sunamerica.com/fundprospectuses.

OVERVIEW OF THE PROPOSALS	Page 6
VOTING INFORMATION	Page 9
PROPOSAL 1	Page 12
PROPOSALS 2A, 2B, 2C and 2D	Page 23
PROPOSAL 2A	Page 24
PROPOSAL 2B	Page 24
PROPOSAL 2C	Page 24
PROPOSAL 2D	Page 25
PROPOSAL 3	Page 30
PROPOSAL 4	Page 32
PROPOSAL 5A	Page 37
PROPOSAL 5B	Page 38
PROPOSAL 5C	Page 40
PROPOSAL 5D	Page 42
PROPOSAL 5E	Page 43
OTHER INFORMATION	Page 45
EXHIBIT A	Page A-1
EXHIBIT B	Page B-1
EXHIBIT C	Page C-1
EXHIBIT D	Page D-1
EXHIBIT E	Page E-1
EXHIBIT F	Page F-1
EXHIBIT G	Page G-1

OVERVIEW OF THE PROPOSALS
Why did you send me this booklet?
     You were sent this Proxy Statement because you have a Variable Contract issued by one of the Insurance Companies and you are indirectly invested in one or more of the Portfolios. As such, you have the right to give voting instructions on shares of a Portfolio that are attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the Meeting.
Who is eligible to vote?
     Shareholders directly or indirectly invested in shares of a Portfolio as of the close of business on July 29, 2011 (the “Record Date”) are eligible to vote or instruct their Insurance Company as to how to vote their shares.
What is the purpose of the Meeting?
     The Board called the Meeting to present several proposals to shareholders of the Portfolios for their approval, including a proposal to elect nominees as Trustees, proposals that relate to the governance and management of the Trust and each of the Portfolios, and a proposal to liquidate the Money Market Portfolio (collectively, the “Proposals”). The Proposals that relate to governance and management of the Trust and each of the Portfolios are intended to streamline, increase flexibility of and otherwise improve the operations of the Trust and each of the Portfolios. The Board believes that approval of each of the Proposals is in the best interests of the Trust and the Portfolio(s) to which each relates, as well as being in the best interests of shareholders and owners of Variable Contracts indirectly invested in each Portfolio. Therefore, SAAMCo and the Board unanimously recommend that you vote in favor of each Proposal.
How does the Board recommend I vote?
     The Board recommends that you vote FOR each of the nominees and FOR each of the Proposals.
Who are the nominees for Trustee that shareholders of the Trust are being asked to elect in Proposal 1?
     There are six nominees. They are: Messrs. William Devin, Richard Grant, Stephen Gutman, Peter Harbeck, and William Shea, and Ms. Judith Craven. Messrs. Gutman, Harbeck and Shea currently serve on the Board.
Why are shareholders of the Trust being asked to approve an Amended and Restated Declaration of Trust for the Trust in Proposals 2A – 2D?
     The Trust was formed under a declaration of trust (the “Existing Declaration”) which was last amended in a substantive manner in 1988. SAAMCo and the Board believe that the Existing Declaration contains many outmoded provisions and does not provide the Board with the flexibility to govern the Trust that more modern declarations of trust provide. Accordingly, the Board is proposing the amendment and restatement of the Declaration of Trust for shareholder approval in order to facilitate more efficient management of the Trust and the Portfolios by providing a more modern Declaration with greater flexibility to govern the Trust. Under the terms of the Existing Declaration, approval of the Trust’s shareholders is necessary to amend the Existing Declaration in this manner. Therefore, the Board is asking shareholders of the Trust to approve the Amended and Restated Declaration of Trust (the “New Declaration”) by approving Proposals 2A-2D.
Why are shareholders of each Portfolio (other than the Asset Allocation and Money Market Portfolios) being asked to adopt a “manager-of-managers” arrangement for their Portfolio in Proposal 3?
     Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) makes it unlawful for any person to act as an investment adviser (including a subadviser) to a mutual fund except pursuant to a written contract that has been approved by the fund’s board of trustees, as well as its shareholders. Therefore, SAAMCo generally must obtain shareholder approval of any subadvisory agreement with a subadviser that it wishes to hire to manage one or more of the Portfolios. In particular, the shareholders of a Portfolio generally must approve any new subadvisory agreement relating to that Portfolio, as well as any material changes to an existing subadvisory agreement or any replacement to an existing agreement that has been terminated because of its assignment.
     Because of the expense and delays associated with obtaining shareholder approval of subadvisers and related subadvisory agreements, many investment advisers to mutual funds, including SAAMCo, have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) to employ what is known as a “manager-of-managers” arrangement. Subject to certain conditions, a “manager-of-managers” arrangement permits investment advisers to enter into, or materially amend subadvisory agreements with unaffiliated subadvisers without approval of the fund’s shareholders, including instances in which a previous subadvisory agreement terminates as a result of its assignment. SAAMCo has been operating the Asset Allocation Portfolio under such an arrangement since its inception, but has not been operating the other Portfolios of the Trust under a “manager-of-managers” arrangement. SAAMCo now desires to begin using a “manager-of-managers” arrangement with respect to each of the Capital Appreciation, Government and Quality Bond, Growth and Income, Growth, Multi-Asset, Natural Resources, and Strategic Multi-Asset Portfolios. However, under the SEC’s order permitting SAAMCo to use a “manager-of-managers” arrangement for a Portfolio, SAAMCo must obtain shareholder approval for the arrangement with respect to any Portfolio that was not managed under the arrangement when it began operations. As a result, the Board is asking shareholders of the foregoing Portfolios to approve use of the “manager-of-managers” arrangement for their Portfolio.
Why are shareholders of the Money Market Portfolio being asked to adopt a plan of liquidation for their Portfolio in Proposal 4?
     The Money Market Portfolio is relatively small and, as a result, has higher expenses than most money market funds. This factor, combined with the current low interest rate environment, has resulted in a negative yield for the Portfolio that has been offset in recent periods by voluntary fee waivers and reimbursements from SAAMCo. Because the Variable Contracts are no longer being sold to new investors and the Money Market Portfolio is not an investment option in other variable annuity or variable life insurance contracts, there is little prospect of the Portfolio growing to a size that would make it viable. Consequently, the Board has determined that the Portfolio is not serving the purpose it was established for and is asking shareholders to approve a plan of liquidation for the Portfolio.
Why are shareholders of certain Portfolios being asked to remove the fundamental policy of their Portfolio requiring shareholder approval of changes to the Portfolio’s investment goal or principal investment strategy in Proposal 5A?
     Currently, the investment goal and the principal investment strategy of each Portfolio is fundamental, which means they may only be changed with shareholder approval. At the time the Trust was formed, it was common in the mutual fund industry to require shareholder approval of a change in a fund’s investment objective. Today it is much less common, and funds that do not require shareholder approval of a change to their investment objective typically disclose in their prospectus that such a change will only be made with advance notice to shareholders. To provide flexibility for the future, the Board is proposing to remove this fundamental policy. Such removal would permit the Board to change a Portfolio’s investment goal or its principal investment strategy without shareholder approval.
     Section 13 of the 1940 Act requires that shareholders approve any change to a fundamental policy. Therefore, the Board is asking the shareholders of each Portfolio (other than the Money Market Portfolio) to approve the removal of the fundamental policy of their Portfolio requiring shareholder approval of changes to the Portfolio’s investment goal or principal investment strategy. Neither SAAMCo nor the Board currently intend to change the investment goal or principal investment strategy of any Portfolio.
     Why are shareholders of certain Portfolios being asked to amend or remove certain fundamental policies for their Portfolio in Proposals 5B – 5E?
     Modernizing certain of the Portfolios’ fundamental policies would remove restrictions or limitations that are no longer required because of changes in law or that are not consistent with the restrictions or limitations generally applicable to other investment companies. In addition, these changes would potentially allow the Portfolios to better address changes in financial markets or take advantage of investing opportunities and would provide portfolio managers additional flexibility in investing the Portfolios’ assets. Many of the legal and regulatory requirements applicable to investment companies have changed since the inception of the Portfolios. For example, certain restrictions imposed by state securities laws and regulations in the past are no longer applicable. For these reasons, the Board is asking shareholders of these Portfolios to approve amending or removing, as appropriate, certain fundamental policies for their Portfolio. Implementation of Proposals 5B-5E is not expected to result in changes to the applicable Portfolios’ respective investment goals or principal investment strategies.
Does the approval of any Proposal depend on the approval of any other Proposal(s) or upon other events?
     Yes. Proposals 2A-2D will only take effect if shareholders of the Trust approve all four Proposals. Proposal 5A will only take effect for a particular Portfolio if shareholders of the Portfolio approve it and if the shareholders of the Trust also approve Proposals 2A-2D. Approval of each other Proposal does not depend on the approval of any other Proposal.
What if I have questions regarding a Proposal?
     If you have questions regarding a Proposal, please feel free to call: 1-800-445-7862 between the hours of 5:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday (for SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company), or 1-888-916-1722 between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday and 12:00 p.m. to 6:00 p.m. Eastern Time on Saturday (for American General Life Insurance Company of Delaware, The United States Life Insurance Company in the City of New York, and Phoenix Life Insurance Company).
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES
AND FOR EACH OF THE PROPOSALS

VOTING INFORMATION
General
     The Trust is a Massachusetts business trust organized on August 26, 1983, as the Integrated Resource Series Trust. It is registered with the SEC under the 1940 Act as an open-end management investment company with nine Portfolios. Shares of the Trust are offered exclusively to the Separate Accounts of the Insurance Companies as investment options under the Variable Contracts.
Voting by the Insurance Companies
     The Separate Accounts are the only shareholders of record of the Trust. Each Separate Account is a segregated asset account established by an Insurance Company. The Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts. Net premiums paid by a Variable Contract owner may be allocated to one or more sub-accounts of each Separate Account that invest in shares of the of Trust. Each sub-account invests in a series of shares corresponding to a Portfolio, or another open-end management investment company.
     Each Insurance Company will vote the shares of the Portfolios held by its Separate Account(s) at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. All properly executed Voting Instruction Forms received by the issuing Insurance Company by the close of business on September 23, 2011, will be counted for purposes of voting at the Meeting.
     The number of shares of beneficial interest in a Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of a Portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.
     Each Insurance Company will vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If an executed Voting Instruction Form is received that does not specify a choice as to one or more of the Proposals, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal(s). Consistent with the foregoing, voting instructions with respect to a Proposal to abstain and broker “non-votes” (voting instructions from brokers or other nominees indicating that they have not received instructions from the Variable Contract owner or other persons entitled to give voting instructions) will have the same effect as votes against a Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from owners of certain Variable Contracts, although each Insurance Company does not believe that these circumstances exist with respect to the matters to be voted on at the Meeting.
     The Insurance Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Insurance Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Meeting. Therefore, a small number of Variable Contract owners may determine whether or not a Proposal is approved. In determining to vote the shares of a Portfolio held by its Separate Account(s) at the Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Portfolios held by its Separate Accounts as outlined in the paragraph above.
Solicitation of Voting Instructions
     Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will generally be borne by the Trust. These costs include the cost of preparing, printing and mailing the Proxy Statement, Voting Instruction Forms and other proxy materials and tabulating the voting instructions. SAAMCo or the Trust may engage Computershare to make additional solicitations of voting instructions by telephone or facsimile. The anticipated cost of such engagement is expected to be approximately $180,000.

     Variable Contract owners have three options for submitting voting instructions:
1.	Internet—the enclosed Voting Instruction Form includes directions for Variable Contract owners to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each Variable Contract owner’s Voting Instruction Form. Variable Contract owners who cast their votes via the internet do not need to mail their Voting Instruction Form.

2.	Telephone—the enclosed Voting Instruction Form includes directions for Variable Contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Variable Contract owner’s Voting Instruction Form. Variable Contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Forms.

3.	Mail—Variable Contract owners also may cast their votes by executing the enclosed Voting Instruction Form and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.
     The Insurance Companies and the Trust encourage Variable Contract owners to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Voting Instruction Form to arrive late and therefore not be counted. Variable Contract owners may revoke their voting instructions at any time prior to the close of business on September 23, 2011 by submitting a properly executed later-dated Voting Instruction Form.
Shareholder Information
     As of the close of business on the Record Date, each of the Portfolios has the number of shares outstanding as set forth in Exhibit A (the “Outstanding Shares”), which, in each case equals the number of votes to which shareholders of the Portfolio are entitled to cast. As of the Record Date, there were no Variable Contract owners who beneficially owned a 5% or greater voting interest in any Portfolio, and officers and Trustees of the Trust together beneficially owned (i.e., as owners of Variable Contracts) less than 1% of each Portfolio’s shares.
Quorum
     With respect to Proposals 1 and 2A-2D, the presence, in person or by proxy, of the holders of a majority of the Outstanding Shares of the Trust constitutes a quorum for the Meeting. With respect to each of the other Proposals, the presence, in person or by proxy, of the holders of a majority of the Outstanding Shares of a Portfolio constitutes a quorum for the Meeting for that Portfolio. However, because the Separate Accounts are the holders of record of all Outstanding Shares, the Trust expects all such shares to be present at the Meeting.
Required Vote
     The affirmative vote of a majority of the Trust’s Outstanding Shares that are present in person or by proxy (voting as a group) is required to elect each person nominated as a Trustee (Proposal 1). The affirmative vote of two-thirds of the Trust’s Outstanding Shares (voting as a group) is needed to approve the New Declaration (Proposals 2A-2D). The affirmative vote of a majority of the Outstanding Shares of the Money Market Portfolio (with all classes voting as a group) is needed to approve the liquidation of that Portfolio (Proposal 4). The affirmative vote of a majority (as defined in the 1940 Act) of a Portfolio’s Outstanding Shares (with all classes voting as a group) is needed to approve each of the other Proposals for that Portfolio. In the context of a Portfolio and Proposals 3 and 5A-5E, the 1940 Act defines a majority as the affirmative vote of the lesser of: (1) more than 50% of a Portfolio’s Outstanding Shares, or (2) 67% or more of a Portfolio’s Outstanding Shares present at the Meeting (in person or by proxy), if the holders of more than 50% of the Portfolio’s Outstanding Shares are present at the Meeting.

Adjournments or Postponements
     It is possible that the Trust may propose to the Insurance Companies one or more adjournments or postponements of the Meeting. The holders of a majority of the Outstanding Shares of the Trust entitled to vote at the Meeting and represented by proxy cast on the matter may adjourn or postpone the Meeting. Each Insurance Company will vote upon any adjournment or postponement after consideration of the best interests of all owners of its Variable Contracts invested in the Trust or in a Portfolio.

PROPOSAL 1
ELECTION OF TRUSTEES
SHAREHOLDERS OF ALL PORTFOLIOS VOTING AS A GROUP
Background
     The Board currently consists of three Trustees, two of whom have previously been elected by shareholders. A fourth Trustee retired in March of this year, leaving a vacancy on the Board. Additionally, at a meeting of the Board held on June 14 – 15, the Board increased the number of Trustees constituting the entire Board from four to six. The expansion of the total number of Trustees to six created two additional vacancies on the Board. To fill the three vacancies, the Board has selected three individuals who it believes are well qualified to serve as Trustees and has nominated them for election to the Board. The Board also nominated for re-election, the three current Trustees. The current Trustees are Stephen J. Gutman, Peter A. Harbeck, and William J. Shea. Messrs. Gutman and Shea are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) and Mr. Harbeck is an “interested person” of the Trust (an “Interested Trustee”). The new nominees for election as Trustees are Dr. Judith L. Craven, William F. Devin, and Richard Grant, all of whom would be Disinterested Trustees.
     The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. Consequently, in order for any of the proposed new candidates to become a Trustee, he or she must be elected by the Trust’s shareholders. The 1940 Act also provides that in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible (and in any event within 60 days) for the purpose of electing directors to fill any vacancies. For these reasons, the Board is asking shareholders of the Trust to elect the six nominees as Trustees. In addition, if all six nominees are elected by shareholders at the Meeting, then in the event of any future vacancies, the remaining Trustees may appoint up to two additional Board members.
     In addition to the foregoing, in order to rely on certain exemptive rules promulgated by the SEC, the Trust must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Disinterested Trustees. The Board believes that it is in the best interests of the Trust and its shareholders, including owners of Variable Contracts indirectly invested in the Trust, to be able to rely on the exemptive rules. The Board also believes that good governance practices involve having a majority of its members be Disinterested Trustees.
Information Regarding the Nominees
     The following table lists the nominees for Trustee, including the current Trustees, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. For new Trustee nominees, the table shows the number of funds such nominees will oversee if elected. Unless otherwise noted, the address of each Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by SACS and other affiliates of SAAMCo. Information about the officers of the Trust is provided in Exhibit B.

     Current Disinterested Trustee Nominees

				Number of
		Term of Office and	Principal	Portfolios in Fund
	Position(s) Held	Length of Time	Occupation(s)	Complex Overseen by	Other Directorships
Name and Age	With Trust	Served (1)	During Past 5 Years	Nominee (2)	Held by Nominee (3)
Stephen J. Gutman Age: 68	Nominee for Trustee	1986 to Present	Vice President and Associate Broker, Corcoran Group (real estate) (2003 to Present); Managing Member, Beau-Brummell –Soho LLC (licensing of menswear, specialty retailing, and other activities) (1995 – 2009); President, SJG Marketing, Inc. (2009 to Present).	39	None

William J. Shea Age: 63	Nominee for Trustee	2004 to Present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 -2007).	39	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoullas Supermarkets (1999 to Present).
     New Disinterested Trustee Nominees

				Number of
		Term of Office and	Principal	Portfolios in Fund
	Position(s) Held	Length of Time	Occupation(s)	Complex Overseen by	Other Directorships
Name and Age	With Trust	Served (1)	During Past 5Years	Nominee (2)	Held by Nominee (3)
Dr. Judith L. Craven Age: 65	Nominee for Trustee	N/A	Retired	87	Director, Belo Corporation (1992 to Present); Director Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present).

William F. Devin Age: 72	Nominee for Trustee	N/A	Retired	87	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant Age: 65	Nominee for Trustee	N/A	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	39	None

     Current Interested Trustee Nominee

Number of
		Term of Office and	Principal	Portfolios in Fund
	Position(s) Held	Length of Time	Occupation(s)	Complex Overseen by	Other Directorships
Name and Age	With Trust	Served (1)	During Past 5 Years (4)	Nominee (2)	Held by Nominee (3)
Peter A. Harbeck Age: 57	Nominee for Trustee	1995 to Present	President, CEO and Director, SAAMCo (1995 to Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	87	None

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Trustee’s Retirement Plan as described below.

(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or an investment adviser that is an affiliated person of SAAMCo. The Fund Complex includes the Trust (9 portfolios); SunAmerica Money Market Funds, Inc. (2 portfolios); SunAmerica Income Funds (5 portfolios); SunAmerica Focused Alpha Growth Fund, Inc. (1 portfolio); SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 portfolio); SunAmerica Series, Inc. (14 portfolios); SunAmerica Specialty Series (3 portfolios); SunAmerica Equity Funds (3 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio); VALIC Company I (33 portfolios); VALIC Company II (15 portfolios); SunAmerica Series Trust (35 portfolios); and Seasons Series Trust (21 portfolios). (Hereinafter, the “Fund Complex.”)

(3)	Directorships of Companies required for reporting to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies regulated under the 1940 Act, other than those listed in note (2) above.

(4)	Mr. Harbeck is an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.
Board’s Consideration of Each Nominee’s Qualifications, Experience, Attributes or Skills
     The Board believes that the significance of each nominee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience or knowledge that is important for one nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single factor being a controlling factor. Among the attributes common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees (in the case of nominees who currently serve as Trustees), SAAMCo, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained, as set forth above, through the nominee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust (in the case of nominees who currently serve as Trustees) and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
     Additional information about each Trustee nominee is set forth below, which supplements the information provided in the tables above and describes some of the specific experiences, qualifications, attributes, or skills that each nominee possesses that the Board believes prepares them to be effective Trustees.

     Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 1998. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the boards of directors of several public companies for more than 10 years.
     William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001. In addition, he has more than 30 years of executive and business experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience from his prior service on the Board of Directors of the Boston Options Exchange.
     Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since 2011. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the disinterested directors or trustees of other investment companies in the Fund Complex.
     Stephen J. Gutman. Mr. Gutman has served as a trustee of 39 of the portfolios in the Fund Complex since 1986. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.
     William J. Shea. Mr. Shea has served as a trustee of 39 of the portfolios in the Fund Complex since 2004. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.
     Peter A. Harbeck. Mr. Harbeck has served as a trustee of 87 of the portfolios in the Fund Complex since 1995. In addition, he has served as President, CEO and Director of SAAMCo since 1995, Director of SACS since 1993 and as Chairman of AIG Advisor Group, Inc, since 2004.
Leadership Structure and Risk Oversight of the Board
     Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing SAAMCo and the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s declaration of trust and by-laws, and each Portfolio’s investment goals and strategies. The Board is presently composed of three members, two of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no Trustee or other person who is an interested person of the Portfolios is present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
     The former Chairman of the Board, who was a Disinterested Trustee, recently retired from the Board. Upon the appointment of a new Chairman by the Board, the Chairman’s role will be to preside at all meetings of the Board and to act as a liaison with service providers, including SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. It is anticipated that Mr. Grant, a new Disinterested Trustee nominee, if elected to the Board, would become the new Chairman of the Board.
     The Board has established four committees: (1) the Audit Committee, (2) the Nominating and Compensation Committee, (3) the Ethics Committee, and (4) the Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the

Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
     The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SAAMCo, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SAAMCo, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SAAMCo, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor, servicing agent and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SAAMCo or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
The Board, Board Committees and Board Compensation
     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Each of the Disinterested Trustees is entitled to compensation from the Trust consisting of an annual fee of $20,000 in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. In addition, the former Chairman received an aggregate of $30,000 in annual compensation for serving as Chairman of the Board of the Trust and the new Chairman is expected to receive the same compensation. These expenses are allocated among the Portfolios on the basis of the relative net assets of each Portfolio. Officers of the Trust are compensated by SAAMCo or its affiliates and receive no compensation from the Trust. The Board met seven times during the fiscal year ended December 31, 2010.
     Audit Committee
     Each current Disinterested Trustee serves on the Audit Committee of the Board. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SAAMCo and certain control persons of SAAMCo. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.
     The members of the Audit Committee of the Board are Messrs. Gutman and Shea. Messrs. Shea and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)1, SunAmerica Senior Floating Rate, Inc. (“SASFR”) and the Trust. Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and the Trust. The Audit Committee met four times during the fiscal year ended December 31, 2010.

[1]	SAMF consists of the SunAmerica Specialty Series, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Series, Inc., and SunAmerica Money Market Funds, Inc.

     The Audit Committee presents the following report: In fulfilling its duties, the Audit Committee has: (1) reviewed and discussed the Trust’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received certain written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant’s communications with the audit committee concerning independence, and discussed the independent registered public accounting firm’s independence with them; and (4) based upon its review of the above, recommended to the Board that the Trust’s audited financial statements be included in the Trust’s annual report to shareholders for the fiscal year. The Board has adopted an Audit Committee Charter, a copy of which is found in Exhibit C.
     Nominating and Compensation Committee
     The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The current members of the Nominating Committee are Messrs. Gutman and Shea, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, SASFR, and the Trust and Mr. Shea receives a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, SASFR, and the Trust. Mr. Shea receives $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Nominating Committee met three times during the fiscal year ended December 31, 2010.
     The Nominating Committee will consider nominees recommended by shareholders if required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. The Nominating Committee, however, is not required to solicit recommendations from shareholders. In order to recommend a nominee, a shareholder should send a letter to the Chairman of the Nominating Committee, Mr. Stephen J. Gutman, c/o the Secretary of the Trust at SAAMCo, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and indicate on the envelope “Nominating Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, the letter shall set forth (1) the age, business address and residence address of the nominee, (2) the class, series and number of shares of the Trust that the nominee owns, (3) the date such shares were acquired and the investment intent of such acquisition, (4) whether the shareholder believes such nominee is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and rules promulgated thereunder, and information regarding such nominee that is sufficient, in the discretion of the Board or the Nominating Committee or any authorized officer of the Trust, to make such determination, and (5) all other information relating to such nominee that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor regulation) under the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the rules adopted thereunder (including such nominee’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee if elected).
     The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Nominating Committee deems it desirable to select a new or additional Trustee, the Committee expects to seek referrals from a variety of sources, including current Trustees, management of the Trust and counsel to the Trust. The Nominating Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.
     In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:
(i)	the candidate’s knowledge in matters relating to the mutual fund industry;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)	the candidate’s ability to qualify as a Disinterested Trustee for purposes of the 1940 Act, the candidate’s independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s age relative to any Trust age limitation on nominations; and

(ix)	such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).
     In addition, the Nominating Committee will, in evaluating candidates for a position on the Board, consider and act in accordance with the Board’s policy that prohibits Board members from simultaneously serving on the board of directors or trustees of another registered investment company (other than on the boards of directors or trustees of funds within the Fund Complex, as that term is defined in Instruction 1(b) to Item 17 of Form N-1A) while serving on the Board.
     Overall, the Nominating Committee will seek to identify the most qualified candidates, and in doing so may consider the above factors, or such others factors as it may identify from time to time, as it deems appropriate in its sole discretion. For example, the Board, in its sole discretion, may consider how the candidate would complement the existing diversity of the Board, and would contribute to the Board as a whole, both in terms of viewpoint, professional experience, education, skills and other individual qualities and attributes, as well as in terms of race, gender, national origin, culture and geography. Prior to making a final recommendation to the Board, the Nominating Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.
     The Board has adopted a Nominating Committee charter, a copy of which is found in Exhibit D.
     Ethics Committee
     The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The current members of the Ethics Committee are Messrs. Gutman and Shea. Messrs. Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committee of SAMF, SASFR, and the Trust. Messrs. Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting). The Ethics Committee met twice during the fiscal year ended December 31, 2010.
     Governance Committee
     The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The current members of the Governance Committee are Messrs. Gutman and Shea. Messrs. Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, SASFR, and the Trust. Messrs. Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting). The Governance Committee met twice during the fiscal year ended December 31, 2010.

     Retirement Plan
     The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)2 or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Director of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, Eligible Trustees may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.
     As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.
     Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) prohibit future accruals to the Retirement Plan for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The prohibition of future accruals does not apply to Participants that commenced receiving benefits under the Retirement Plan on or before December 31, 2008.
     Compensation of Disinterested Trustees
     The following table sets forth information regarding the compensation of the Trust’s Disinterested Trustee nominees by the Trust and/or other registered investment companies in the Fund Complex for the fiscal year ending December 31, 2010.

		Aggregate Compensation From
		Trust and Other Registered
		Investment Companies
	Aggregate Compensation From	Overseen by
Name of Trustee Nominee	Trust	Trustee in Fund Complex
Dr. Judith L. Craven	None	$249,567
William F. Devin	None	$302,067
Richard W. Grant	None	None
Stephen J. Gutman	$28,437	$142,000
William J. Shea	$29,887	$143,700
Trustee Ownership of Portfolio Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee nominee as of December 31, 2010.

[2]	The SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Fund, Inc., SunAmerica Series, Inc., SunAmerica Specialty Series, SASFR, and the Trust have adopted the Retirement Plan.

Disinterested Trustee Nominees

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Equity Securities in	Investment Companies Overseen by
Name of Trustee Nominee	the Trust[3]	Trustee in Fund Complex[4]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$1 — $10,000
William J. Shea	None	None
Interested Trustee Nominee

Aggregate Dollar Range of Equity
Securities in All Registered
	Equity Securities in	Investment Companies Overseen by
Name of Trustee Nominee	Dollar Range of the Trust[3]	Trustee in Fund Complex[4]
Peter A. Harbeck	None	Over $100,000
     As of December 31, 2010, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total Outstanding Shares of each Portfolio of the Trust.
     As of December 31, 2010, no Disinterested Trustee or his/her immediate family members owned beneficially or of record any securities of the SAAMCo or any person other than a registered investment company directly or indirectly controlling, controlled by, or under common control with such entities.
Shareholder Communications With the Board
     Shareholders wishing to communicate with members of the Board may submit a written communication to the Board c/o the Secretary of the Trust at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.
Fees Paid to Independent Accountants
     The Trust’s independent accounting firm for the fiscal year ended December 31, 2010 was PricewaterhouseCoopers LLP (“PWC”). PWC has served as the Trust’s independent registered public accounting firm for the fiscal years ended December 31, 2009 and December 31, 2010. In addition, PWC prepares each Portfolio’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has selected PWC as the Trust’s independent registered public accounting firm for the current fiscal year and such selection has been ratified by the Board. Representatives of PWC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PWC has informed the Trust that it has no material direct or indirect financial interest in any Portfolio.
     The table below sets forth the aggregate fees billed by PWC for each Portfolio’s most recent two fiscal years for professional services rendered for (1) audit services, including the audit of each Portfolio’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, (2) audit-related services associated with the review of the Portfolios’ semi-annual financial

[3]	Includes the value of shares beneficially owned by each Trustee nominee in each Portfolio of the Trust, as of December 31, 2010.

[4]	Includes the sAMF (36 portfolios), the Trust (9 portfolios) and SASFR (1 portfolio).

statements, (3) tax services consisting primarily of preparing tax returns, tax compliance, tax advice, and tax-planning, and (4) other services.
Fees of Independent Registered Public Accounting Firm

			Audit-Related
Portfolio	Fiscal Year	Audit Services	Services	Tax Services	Other Services
All Portfolios	2010	$254,567	-0-	$53,460	-0-
	2009	$253,649	-0-	$53,460	-0-
Asset Allocation	2010	$28,196	-0-	$5,940	-0-
	2009	$27,534	-0-	$5,940	-0-
Capital Appreciation	2010	$26,058	-0-	$5,940	-0-
	2009	$26,058	-0-	$5,940	-0-
Government and Quality Bond	2010	$31,936	-0-	$5,940	-0-
	2009	$31,938	-0-	$5,940	-0-
Growth and Income	2010	$26,058	-0-	$5,940	-0-
	2009	$26,058	-0-	$5,940	-0-
Growth	2010	$26,055	-0-	$5,940	-0-
	2009	$26,056	-0-	$5,940	-0-
Money Market	2010	$28,596	-0-	$5,940	-0-
	2009	$28,597	-0-	$5,940	-0-
Multi-Asset	2010	$27,535	-0-	$5,940	-0-
	2009	$27,534	-0-	$5,940	-0-
Natural Resources	2010	$26,058	-0-	$5,940	-0-
	2009	$26,058	-0-	$5,940	-0-
Strategic Multi-Asset	2010	$34,075	-0-	$5,940	-0-
	2009	$33,816	-0-	$5,940	-0-
     There were no fees for audit-related services, tax services or other services approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the 2009 or 2010 fiscal years. Likewise, there were no fees for audit-related services, tax services or other services required to be approved by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X for the 2009 or 2010 fiscal years.
     There were no fees billed by PWC to SAAMCo or any entity controlling, controlled by, or under common control with SAAMCo (the “Adviser Affiliates”) for the 2009 or 2010 fiscal years that are required by Rule 2-01(c)(7)(i) to be pre-approved by the Audit Committee.
     The Audit Committee pre-approves all audit services provided by PWC to the Trust and approves all non-audit services provided by PWC to the Trust, SAAMCo, and the Adviser Affiliates, if an engagement by SAAMCo or an Adviser Affiliate relates directly to the operations and financial reporting of the Trust. The Audit Committee has not established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are permitted for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.
     No fees billed to the Trust, SAAMCo or the Adviser Affiliates for audit-related services, tax services, or other services were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
     PWC billed aggregate fees for non-audit services rendered to the Trust, SAAMCo, and the Adviser Affiliates that provide ongoing services to the Trust of $156,385 for the 2009 fiscal year and $83,445 for the 2010 fiscal year. The Audit Committee was not required to consider whether non-audit services provided by PWC to SAAMCo, or to Adviser Affiliates that provide ongoing services to the Trust, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, was compatible with maintaining PWC’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE

PROPOSALS 2A, 2B, 2C AND 2D
ADOPTION OF AN AMENDED AND RESTATED DECLARATION OF TRUST
SHAREHOLDERS OF ALL PORTFOLIOS VOTING AS A GROUP
General
     In addition to being registered as an investment company under the 1940 Act, the Trust is organized as a Massachusetts business trust. The statute in Massachusetts that governs business trusts is procedural only, and there are no substantive provisions relating to trust governance, the duties of trustees to the trust or to its beneficiaries or the rights of beneficiaries. Instead, case law in Massachusetts generally holds that one should look to the provisions of the trust instrument, such as a declaration of trust, to determine the rights of shareholders and other matters relating to the trust. Because of this, having a more up to date, “state-of-the-art” declaration of trust is important to the Trust, the Board and SAAMCo.
     The Trust was formed in 1983 under a declaration of trust which was amended and restated in its entirety as of September 1, 1988, and further amended in January 1990 to change the name of the Trust to Anchor Series Trust (as so amended, the “Existing Declaration”). It is now proposed that the Trust amend and restate the Existing Declaration in its entirety by adopting the New Declaration. At its June 14 — 15, 2011 meeting, the Board considered and approved the adoption of the New Declaration in place of the Existing Declaration. Under the terms of the Existing Declaration, approval of the Trust’s shareholders also is necessary to adopt the New Declaration.
     Certain of the changes reflected in the New Declaration set forth as Proposals 2A, 2B, and 2C below, are being submitted for a separate vote by the shareholders. The remaining changes will be voted on as one proposal, Proposal 2D. In order for any of the four proposals to become effective, each of them must be approved by shareholders. Therefore, if one or more of these four proposals are not approved by shareholders, none of them will be implemented. That is, the New Declaration will not be considered to be approved by the shareholders and will not be adopted by the Trust.
     In reaching its decision, the Board compared and contrasted the provisions of the Existing Declaration with those of the New Declaration, and carefully considered the advantages and disadvantages of each. Based on these considerations, the Board believes that the Existing Declaration does not provide the Board with the flexibility to govern the Trust that more modern declarations provide.
     The New Declaration has been drafted in a manner that affords Board members broad flexibility and powers to take actions that they, as fiduciaries for the Portfolios, deem to be in the best interests of the Portfolios and to minimize the number of circumstances where shareholder approvals would be required.
Generally, the
     1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a portfolio in certain circumstances, including in many instances where the merger or consolidation involves an affiliated party.
The New Declaration requires a shareholder vote on those matters where the 1940 Act requires a shareholder vote, but otherwise generally permits the Board to take actions without seeking the consent of shareholders. For example, the New Declaration gives the Board broad authority to approve fund reorganizations (as discussed in Proposal 2B), such as the reorganization of a Portfolio into another fund, sales of all or substantially all of a Portfolio’s assets to another fund or termination of a Portfolio, or the Trust as a whole, in each case without shareholder approval if the 1940 Act would not require such approval.
     It is anticipated that the overall effect of the adoption of the New Declaration will be to make the administration of the Portfolios more efficient and make it easier for the Portfolios to adapt to changing circumstances, within the limits of applicable law. Adoption of the New Declaration will not alter in any way the Trustees’ existing fiduciary obligations to act in good faith and in the best interests of the Portfolios. Summarized below are some of the key provisions of the New Declaration and a discussion that compares and contrasts the New Declaration with the Existing Declaration in certain respects. Shareholders should review the form of New Declaration, which is found in Exhibit E. The discussion below is qualified in its entirety by reference to the form of New Declaration.
PROPOSAL 2A
Future Amendments
     Consistent with the broad grant of authority to the Board, the New Declaration provides that the Trustees may amend the New Declaration in any respect without shareholder approval. The New Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the New Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limit the rights to indemnification or insurance provided in the New Declaration, in each case with respect to actions or omissions of persons entitled to indemnification under the New Declaration prior to the amendment.
     The Existing Declaration generally requires that the Board seek shareholder approval in connection with amendments to the Existing Declaration, except that by a two-thirds vote of the Trustees, and after 15 days prior written notice to the shareholders, the Board may amend the Existing Declaration to the extent deemed by it in good faith to be necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Existing Declaration prohibits amendments relating to the limitations on personal liability of the shareholders and Trustees and the prohibition of assessments upon shareholders.
PROPOSAL 2B
Reorganizations Through Mergers, Consolidations and Sales of All Assets
     The New Declaration permits the reorganization of the Trust, a Portfolio or a class without a shareholder vote, except as otherwise required under applicable law, such as Rule 17a-8 under the 1940 Act (requiring that shareholders approve reorganizations involving affiliated funds unless certain conditions are satisfied). These provisions allow the Board the flexibility, when considering reorganizations, to make decisions that it believes are in the shareholders’ best interest, without causing the Portfolios to incur the time and expense of soliciting shareholder approval. The Existing Declaration provides for the reorganization of the Trust into another entity only with the approval of shareholders, and does not specifically contemplate the reorganization of a series or a class.
PROPOSAL 2C
Redemption of Shares
     Both the Existing Declaration and the New Declaration provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The New Declaration also provides that a Portfolio may involuntarily redeem a shareholder’s shares upon certain conditions in each case as may be determined by the Board, giving a Portfolio the flexibility that may be needed to redeem a shareholder’s shares if the shareholder’s account balance falls below a certain minimum or to comply with applicable laws and regulations such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Portfolio with identification required by that Act, or if the Portfolio is unable to verify the information received from the shareholders. The Existing Declaration has no comparable provision.
PROPOSAL 2D
Other Changes
     Shareholder Voting
     In addition to matters discussed in Proposals 2A and 2B above, the New Declaration would generally permit, subject to the requirements of the 1940 Act, actions to be taken by the Board without seeking shareholder approval. For example, the New Declaration, unlike the Existing Declaration, permits the Board, without a shareholder vote, to terminate the Trust or a portfolio, or to amend certain investment objectives, policies or investment limitations, that are not classified as “fundamental” under the 1940 Act.
     The Existing Declaration also contains procedural provisions relating to the calling and holding of shareholder meetings (e.g., notice provisions, record dates and voting by proxy). The New Declaration does not incorporate comparable substantive provisions, but allows the Board to instead establish procedures in the Trust’s by-laws for such matters.
     Trustees
     The New Declaration provides that the Board may increase or decrease the number of Trustees from time to time. The New Declaration provides that new Trustees may be appointed by the existing Trustees except when a shareholder vote is required under the 1940 Act. When a shareholder vote is required, Trustees are elected by a plurality vote of the shareholders. In contrast, the Existing Declaration fixes the number of Trustees between three and fifteen. The Existing Declaration permits appointment of Trustees by the existing Trustees to fill vacancies, except where required by the 1940 Act. However, when a shareholder vote is required, Trustees are elected by a majority vote of the shareholders present and entitled to vote at a meeting of shareholders to elect trustees.
     Under the New Declaration, a Trustee serves until the next meeting of shareholders called for the purpose of re-electing the Trustee or a successor to the Trustee, and until any such successor has qualified and taken office. In addition, a Trustee may be removed with or without cause by a two-thirds shareholder vote or by vote of two-thirds of the remaining Trustees. Further, a Trustee that has become incapacitated or declared incompetent may be retired by a majority of the other Trustees. Similar to the New Declaration, under the Existing Declaration, a Trustee generally holds office until his or her successor have been elected and has qualified to serve as Trustee unless earlier terminated in the event of the death, resignation, bankruptcy, adjudicated incompetence or other incapacity to exercise the duties of the office. The Existing Declaration also provides for removal of a Trustee by a two-thirds shareholder vote. However, the Existing Declaration provides that Trustees may be removed by a vote of two-thirds of the remaining Trustees only “for cause.”
     The New Declaration also provides that the Board may adopt policies from time to time with respect to terms of office and the retirement of Trustees. Unless there is a written instrument or policy providing for compensation to resigning, retiring or removed Trustees, Trustees are not entitled to any compensation from the Trust following resignation, retirement or removal. The provisions of the New Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees. The Existing Declaration contains no comparable provisions.
     Shareholder, Trustee and Officer Liability
     Both the Existing Declaration and the New Declaration provide that shareholders are not personally liable for the obligations of the Trust and require the Trust to indemnify shareholders from any loss or expense arising from any such liability. In addition, the New Declaration provides that the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Existing Declaration does not contain a similar provision. Both the Existing Declaration and the New Declaration provide that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct, gross negligence or reckless disregard of his duties. The New Declaration provides that a Trustee, acting in his or her capacity of Trustee, is not personally liable to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. In comparison, the Existing Declaration provides that a Trustee is not personally liable to any person other than for his or her bad faith, willful misconduct, gross negligence or reckless disregard of his duties. The New Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law. The Existing Declaration does not contain a comparable provision.
     Section 17(h) of the 1940 Act and SEC staff interpretations place limitations on the ability of an investment company to indemnify its directors and officers and to advance the expenses of defense. Both the Existing Declaration and the New Declaration contain provisions generally consistent with the 1940 Act and such SEC staff interpretations. The New Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The New Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Existing Declaration contains similar provisions but permits indemnification only to the extent permitted by both Massachusetts and federal law and does not include the provision with respect to rebuttable presumptions.
     The New Declaration also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The Existing Declaration does not contain a comparable provision.
     The New Declaration further specifically provides that the provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust. Again, the Existing Declaration does not contain a comparable provision.5
     Series and Classes
     The New Declaration provides for series and classes and permits the Board, from time to time, to set the relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series or class and qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights as to dividends and on liquidation with respect to classes. The New Declaration would also permit the Board, without seeking shareholder approval, to terminate a Portfolio or a class at any time, whether or not there were outstanding shares at the time. In addition, the Board is given authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Portfolio into a single class of a Portfolio. Although the Existing Declaration makes provision for series, it does not provide the level of flexibility to the Board that the New Declaration provides. In addition, the Existing Declaration does not specifically address the creation of classes and contains no provision for the termination of a series (although the Trustees have broad authority to “do and perform such acts and things as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Trust or promoting the interests of the Trust and the Shareholders”).

[5]	The current Trustees have each entered into an indemnification agreement with the Trust. It is anticipated that future Trustees would enter into similar agreements with the Trust.

     Disclosure of Shareholder Holdings
     The New Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation. This provision will assist the Portfolios in complying with, among other things, applicable anti-money laundering regulations and any market timing policies. The Existing Declaration requires such disclosure only for the purpose of complying with applicable tax law.
     Electronic Signatures
     The New Declaration specifically provides that, except as the Board may otherwise determine, any requirement that an action be taken by means of any writing may be satisfied by an electronic record, and any requirement that a writing be signed may be satisfied by an electronic signature, to the extent permitted by applicable law. The Existing Declaration has no comparable provision.
     Shareholder Demands and Derivative Actions
     The New Declaration is designed to protect the interests of the Trust and shareholders by establishing a process that will permit legitimate shareholder inquiries to be made and considered, while avoiding the cost of spurious shareholder demands and actions. Prior to bringing a derivative action, a shareholder must first make a demand on the Board. The New Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Board has a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the Board is required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Board not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. The New Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the New Declaration, the shareholder bringing the action may be responsible for the Trust’s costs, including attorney’s fees.
     The New Declaration clarifies that Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

     The New Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
     The Existing Declaration does not address derivative or any other types of actions brought by shareholders, although in the absence of such a provision, courts have generally imposed the universal demand requirements pertaining to Massachusetts corporations.
     Modernizing Provisions
     The Existing Declaration contains a number of outmoded provisions. For example, the Existing Declaration contains a full article concerning the Trust’s use of a custodian and related sub-custodians that are organized in the United States. However, this article is silent with respect to the use of foreign sub-custodians, which are permitted by Rule 17f-5 under the 1940 Act. Modern declarations of trust do not generally contain the level of detail concerning custody as is contained in the Existing Declaration, given the requirements governing custody in the 1940 Act and rules thereunder.
     Section 13 of the 1940 Act requires that registered investment companies receive the approval of shareholders in order to change their “investment policies” with respect to certain specified matters, such as borrowing, issuing senior securities, underwriting, purchasing and selling real estate and concentration of investments in a particular industry or group of industries. These are typically referred to in fund documents as “fundamental policies” or “fundamental restrictions.” Section 8(b)(1) of the 1940 Act further requires that a registrant disclose in its registration statement all “investment policies” that may be changed only if authorized by shareholder vote and any other policies the registrant deems “matters of fundamental policy.” The Existing Declaration contains a provision that would require shareholder approval of amendments of “Investment Objectives and Policies and Investment Limitations.” “Investment Objectives and Policies” are those set forth in the most current effective registration statement for the Trust. “Investment Limitations” or “Restrictions” are also as set forth in the current effective registration statement. The Trust’s Registration Statement currently provides that each Portfolio’s “investment goal and principal investment strategy” (as described in the prospectus) and “Fundamental Investment Restrictions” (as described in the statement of additional information) may only be changed with a shareholder vote. The New Declaration has no comparable provision. If the New Declaration is approved, shareholders of the Portfolios are being asked in Proposal 5A to change the investment goal and principal investment policy into a non-fundamental policy.
     The Existing Declaration also provides that “the Trustees shall be responsible for reviewing and approving or rejecting investment opportunities presented by the Adviser . . .” The New Declaration has no comparable provision expressing the nature of the Trustees’ oversight.
     The Existing Declaration prohibits assessments upon shareholders. The New Declaration also prohibits assessments, and clarifies that sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to shareholders under applicable law shall not be deemed to be assessments.
     The New Declaration does not have a finite term. In comparison, the Trust’s Existing Declaration, in order to comply with the “rule against perpetuities,” ties the Trust’s existence to the life span of several individuals named in the Declaration. Therefore, unless earlier terminated by shareholder vote, the Trust terminates 20 years after the death of the last surviving individual named. The rule against perpetuities is no longer applicable to business trusts in Massachusetts, and therefore, this provision is now outmoded.
     Additional Changes
     Under the New Declaration, shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Board may determine. Under the Existing Declaration shareholders are not entitled to preference, preemptive, appraisal, conversion or exchange rights of any kind.

     Section 17 of the 1940 Act and the rules promulgated by the SEC thereunder contain extensive provisions governing affiliated transactions. The Existing Declaration and the New Declaration contain provisions generally consistent with the 1940 Act and rules promulgated thereunder. However, the Existing Declaration expressly tracks certain requirements set forth in those laws and regulations. In comparison, the New Declaration generally permits the Trust to engage in transactions with affiliates, unless such transactions are prohibited by the 1940 Act.
     The Existing Declaration authorizes the Board to make donations, irrespective of benefit to the Trust, for the public welfare or for community fund, hospital, charitable, religious, educational, scientific, literary, civic or similar purpose and, in time of war or other national emergency, in aid thereof. The New Declaration has no comparable provision.
Effect of Disapproval
     If shareholders of the Trust do not approve any of Proposals 2A, 2B, 2C or 2D, then the New Declaration will not be considered to have been approved by the shareholders. If shareholders of the Trust do not approve the New Declaration, then Proposal 5A will not be implemented for any Portfolio for which it is proposed, even if the shareholders of such a Portfolio approve Proposal 5A for that Portfolio. In addition, the Trust would continue to operate under the Existing Declaration.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 2A, 2B, 2C AND 2D

PROPOSAL 3
ADOPTION OF A “MANAGER-OF-MANAGERS” ARRANGEMENT WHEREBY SAAMCO COULD
RETAIN SUBADVISERS FOR THE FOLLOWING PORTFOLIOS WITHOUT SHAREHOLDER APPROVAL
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MULTI-ASSET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO
Background
     Pursuant to the terms of the investment advisory agreement between the Trust and SAAMCo (the “Advisory Agreement”), SAAMCo is permitted to, subject to the approval of the Board and other applicable legal requirements, enter into any subadvisory agreement or contract with another affiliated or unaffiliated investment adviser pursuant to which such adviser will carry out some or all of SAAMCo’s responsibilities under the Advisory Agreement relating to a particular Portfolio. However, as described more fully below, without the approval of Proposal 3, the exercise of such right to hire or replace Subadvisers by SAAMCo for a Portfolio (except the Asset Allocation Portfolio) would still require, in each instance, the approval of shareholders of that Portfolio, which is a costly and time consuming process. The Asset Allocation Portfolio has operated under a “manager-of-managers” arrangement since its inception. Because approval of a plan of liquidation for the Money Market Portfolio is being sought in Proposal 4, approval of a “manager-of-managers” arrangement is not being sought for that Portfolio.
“Manager-of-Managers” Arrangement
     In order for SAAMCo to delegate portfolio management duties for a Portfolio to a Subadviser, as permitted by the Advisory Agreement, the 1940 Act requires that the subadvisory agreement be approved by the shareholders of that Portfolio. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a Subadviser) to a mutual fund, such as the Portfolios, except pursuant to a written contract that has been approved by shareholders of the fund. Therefore, without a “manager-of-managers” arrangement in place, the Portfolios to which Proposal 3 relates must obtain shareholder approval of a subadvisory agreement in order to hire a new Subadviser, replace an existing Subadviser, materially change the terms of an existing subadvisory agreement, or continue the employment of an existing Subadviser when that subadvisory agreement terminates because of an assignment of the agreement, such as in the event of a change of control of the Subadviser. The process of seeking shareholder approval of subadvisory agreements is administratively burdensome and costly, however, and may cause delays in executing changes that the Board and SAAMCo have determined are necessary or desirable. These costs are often borne by a Portfolio (and therefore indirectly by the Portfolio’s shareholders and owners of Variable Contracts indirectly invested in the Portfolio). Although a potential disadvantage of a “manager-of-managers” arrangement for a Portfolio is that the retention of new Subadvisers or replacement of Subadvisers often entails adjustments in the Portfolio’s investment portfolio that may result in portfolio expenses, the Board and SAAMCo believe that the benefits from the judicious use of the approach to the Portfolio would outweigh any potential disadvantage.
     On December 3, 1996, SAAMCo and certain other investment companies managed by SAAMCo obtained an order from the SEC (the “Order”) granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptions granted by the Order enable SAAMCo and the Board to operate with greater efficiency by allowing SAAMCo, subject to Board approval, to retain and replace unaffiliated Subadvisers, and enter into and materially amend subadvisory agreements with unaffiliated Subadvisers, without incurring the expense and delays of obtaining shareholder approval. The “manager-of-managers” arrangement also would permit the Portfolios to which Proposal 3 relates to disclose aggregate fees paid to SAAMCo and any affiliated Subadviser, and aggregate fees paid to Subadvisers other than the affiliated Subadvisers, in lieu of disclosing the fees paid to each Subadviser (collectively, the “Aggregate Fee Disclosure”). This would benefit shareholders of the Portfolios because, where more than one Subadviser is used, it would improve SAAMCo’s ability to negotiate the fees paid to Subadvisers. Nevertheless, the exemptions granted by the Order are available to SAAMCo and the Portfolios to which Proposal 3 relates only upon the approval of the “manager-of- managers” arrangement for such a Portfolio by the shareholders of that Portfolio.
     The “manager-of-mangers” arrangement would be subject to various conditions, including, without limitation, the following:
1.	The first set of conditions require that certain disclosures be made and that shareholders of an affected Portfolio be informed each time a new Subadviser is hired. Before a Portfolio may rely on the Order, the operation of the Portfolio in the manner described in the application for the Order (the “Application”) must be approved by a “majority of the outstanding voting securities” (as defined the 1940 Act) of the Portfolio. Each Portfolio is required to disclose in its prospectus the existence, substance, and effect of the Order. In addition, each Portfolio that operates under the Order must hold itself out to the public as employing the “manager-of-managers” arrangement and must disclose in its registration statement the Aggregate Fee Disclosure and that SAAMCo has ultimate responsibility (subject to oversight by the Board) to oversee the Subadvisers and to recommend their hiring, termination, and replacement. Moreover, within 90 days of the hiring of any new Subadviser, SAAMCo is required to furnish shareholders of the affected Portfolio with all of the information about the new Subadviser that would be included in a proxy statement, except as modified to permit the Aggregate Fee Disclosure. Finally, the “manager-of-mangers” arrangement does not apply to a subadvisory agreement with any affiliated Subadviser and such an agreement, including the compensation to be paid thereunder, must be approved by the shareholders of the applicable Portfolio.
2.	A second set of conditions is designed to protect shareholder interests through certain restrictions on the Board and on ownership of certain securities, as well as careful Board oversight of changes of Subadvisers for Portfolios with Affiliated Subadvisers. Among these conditions is that a majority of the Board must be Disinterested Trustees at all times, and the nomination of new or additional Disinterested Trustees must be at the discretion of the then-existing Disinterested Trustees. Independent legal counsel must also be engaged to represent the Disinterested Trustees and be selected at the discretion of the then-existing Disinterested Trustees. Further, SAAMCo is required to provide the Board, no less frequently than quarterly, with information about SAAMCo’s profitability on a per Portfolio basis, which should reflect the impact on profitability of hiring or terminating any Subadviser during the applicable quarter. Whenever a Subadviser is hired or terminated, SAAMCo must also provide the Board with information showing the expected impact on SAAMCo’s profitability. Moreover, except in very limited circumstances, no Trustee or officer of the Trust or director or officer of SAAMCo is permitted to own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a Subadviser. Finally, when a change of Subadviser is proposed for a Portfolio with an affiliated Subadviser, the Board, including a majority of the Disinterested Trustees, must make a separate finding that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which SAAMCo or an Affiliated Subadviser derives an inappropriate advantage.
3.	A third set of conditions requires that SAAMCo provide general management services to the Portfolios that operate under the Order, including overall supervisory responsibility for the general management and investment of each such Portfolio’s assets, and subject to review and approval by the Board, (a) set each such Portfolio’s overall investment strategies; (b) evaluate, select, and recommend Subadvisers to manage all or a part of each such Portfolio’s assets; (c) allocate and when appropriate, reallocate each such Portfolio’s assets among multiple Subadvisers; (d) monitor and evaluate the performance of the Subadvisers; and (e) implement procedures reasonably designed to ensure that the Subadvisers comply with each such Portfolio’s investment objectives, policies, and restrictions.

Subadviser Selection Process
     Under both the current process and the proposed process for approval of subadvisory agreements, any new subadvisory agreement and any material change to an existing subadvisory agreement requires approval by the Board. In considering whether to appoint an existing Subadviser for any Portfolio, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided; and such other factors that the Board considers relevant to the Subadviser’s performance. Furthermore, operation of the Portfolios under the proposed “manager of managers” arrangement would not diminish SAAMCo’s responsibilities to the Portfolios, including SAAMCo’s overall responsibility for the portfolio management services furnished by a Subadviser.
Board Approval of the “Manager-of-Managers” Arrangement
     At a meeting held on June 14 — 15, 2011, the Board, including the Disinterested Trustees, considered and unanimously approved the use of a “manager-of-managers” arrangement for the applicable Portfolios and the seeking of shareholder approval of the same. In evaluating this arrangement, the Board, including the Disinterested Trustees, considered various factors and other information, including the following:
1.	The Asset Allocation Portfolio currently operates under a “manager-of-managers” arrangement with SAAMCo;
2.	A “manager-of-managers” arrangement would enable SAAMCo and the Board to act more quickly, and with less expense to a Portfolio, in appointing new Subadvisers or making material changes to an existing subadvisory agreement relating to a Portfolio when the Board and SAAMCo believe that such appointment or changes would be in the best interests of such Portfolio and its shareholders, including owners of Variable Contracts indirectly invested in such Portfolio;
3.	SAAMCo would be required, as a condition to rely on the Order, to (a) set a Portfolio’s overall investment strategies; (b) monitor and evaluate the performance of each Subadviser; and (c) implement procedures reasonably designed to ensure that the Subadviser(s) comply with such Portfolio’s investment objectives, policies, and restrictions; and
4.	No Subadviser could be retained without Board approval.
          In addition, the Board believes that it is appropriate to vest the selection of the Subadvisers in SAAMCo in light of SAAMCo personnel’s investment advisory expertise and its experience in selecting and monitoring Subadvisers.
Effect of Disapproval
     If the shareholders of a Portfolio do not approve Proposal 3 for their Portfolio, then any retention of a Subadviser for such a Portfolio, and any material changes to any subadvisory agreement relating to such Portfolio, would continue to require the approval of that Portfolio’s shareholders. In such an event, the Board would have to call and hold a meeting of that Portfolio’s shareholders, prepare and distribute proxy materials, and solicit votes from the Portfolio’s shareholders and voting instructions from owners of Variable Contracts indirectly invested in the Portfolio. This process is time consuming and costly and will delay the retention of a new Subadviser or the implementation of material changes to an existing subadvisory agreement even when the Board and SAAMCo have concluded it to be desirable for a Portfolio to do so. The Board and SAAMCo therefore believe that the “manager-of-managers” arrangement should allow each Portfolio to operate more efficiently.
Interests of Trustee Nominees and Trust Officers in Proposal 3
     None of the Disinterested Trustees has any interest in Proposal 3. The Interested Trustee, Mr. Harbeck, is an officer of SAAMCo and has an interest in the approval of Proposal 3 to the extent the efficiencies generated by the implementation of a “manager-of-managers” arrangement would benefit SAAMCo.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3

PROPOSAL 4
LIQUIDATION OF THE MONEY MARKET PORTFOLIO
SHAREHOLDERS OF THE MONEY MARKET PORTFOLIO VOTING WITH RESPECT TO THIS PORTFOLIO
Background
     The Money Market Portfolio was created as one of the original investment portfolios of the Trust when the Trust was created in 1983. Wellington Management Company LLP has been the Portfolio’s Subadviser since that time. The investment goal of the Money Market Portfolio is current income consistent with stability of principal. The Portfolio’s principal investment strategy is to seek to maintain a stable net asset value per share of $1.00 by investing in high quality, short-term money market instruments. As of March 31, 2011, the Money Market Portfolio had net assets of approximately $7,600,000. The Money Market Portfolio is an investment option under Variable Contracts issued by SunAmerica Annuity and Life Assurance Company, First SunAmerica Life Insurance Company, and Phoenix Life Insurance Company (together, the “Three Insurers”), but is not offered as an investment option under the Variable Contracts issued by the other Insurance Companies or under any other variable annuity or variable life insurance contracts. SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company ceased offering Variable Contracts in 2006, and Phoenix Life Insurance Company ceased offering Variable Contracts in 1992.
Reasons for the Proposed Liquidation
     Although owners of Variable Contracts offering the Money Market Portfolio may invest additional purchase payments in, and transfer contract values to, the Portfolio, such investments have been exceeded in recent years by transfers of contract values out of the Portfolio. Thus, the Portfolio has been diminishing in size for several years. Based on discussions with the Three Insurers and other life insurance companies, SAAMCo has determined that it is very unlikely that the Portfolio would be added as an investment option under other variable annuity or variable life insurance contracts. Therefore, SAAMCo believes that the Portfolio will continue to decline in asset size for the foreseeable future and has little prospect of ever growing to a size that would make it viable.
     The Money Market Portfolio’s small asset size and declining assets lead to several potentially adverse consequences for the Portfolio. First, as the Portfolio’s size declines it becomes more difficult to fully diversify its holdings. Second, at the Portfolio’s current level of assets, the prospect of even relatively small redemptions may prevent the Money Market Portfolio from maintaining a maturity profile as long as that generally maintained by most other, larger, money market mutual funds. Third, because most of the Portfolio’s expenses other than the management fee are “fixed costs,” total expenses as a percentage of average daily net asset value have been increasing. As of December 31, 2010, the Money Market Portfolio’s annual fee and expense ratios were:

Management Fee	12b-1 Fees	Other Expenses	Total Expenses
0.50%	0.00%	0.94%	1.44%
Notwithstanding the foregoing, the Money Market Portfolio’s actual annual expense ratio for 2010 was 0.23% due to the fact that SAAMCo voluntarily was waiving certain fees and reimbursing the Portfolio for certain expenses, and continues to do so, in order to maintain a positive yield of 0.01% in the current market environment.
     Based on the foregoing, SAAMCo informed the Board that it believes that even in a more favorable interest rate environment, where fee waivers and reimbursements would not be necessary in order for the Money Market Portfolio to achieve a positive yield, the Portfolio’s small asset size, high expense levels, and unfavorable growth prospects would prevent the Portfolio from performing at a level that investors would reasonably expect of it. As a result, SAAMCo recommended terminating the Money Market Portfolio through the proposed liquidation.

The Plan of Liquidation
     At a meeting of the Board held on June 14 — 15, 2011, the Board adopted a Plan of Liquidation (the “Plan”) for the Money Market Portfolio. The Plan can be found in Exhibit F. The Plan provides for an “Effective Date” of November 8, 2011, or such other date as the Board or the Trust’s officers may determine, for the cessation of normal operations following shareholder approval of the Plan as discussed below. As of the Effective Date, the Money Market Portfolio would promptly proceed to convert its assets to cash, pay, or set aside assets to pay, its liabilities, and take all necessary steps to wind up its business. Once the assets have been reduced to cash, the Portfolio shall distribute such assets pro rata to its shareholders in redemption of its outstanding shares. It is currently anticipated that this liquidating distribution would take place following the close of business on November 18, 2011, based on the Portfolio’s net assets determined as of 4:00 pm Eastern Time on that day. If necessary, the Money Market Portfolio may withhold from this distribution amounts necessary to satisfy any unpaid liabilities and may reserve such amounts as the Board may deem necessary to discharge any other liabilities of the Portfolio. If the Portfolio receives any assets following the liquidating distribution, the Board or, subject to the Board’s direction, officers of the Trust may determine whether such assets should be distributed to the Portfolio’s former shareholders or, if they are determined to be de minimis, in nature, how the same should otherwise be disbursed. The Plan also provides that the Money Market Portfolio shall bear all expenses of its termination and liquidation, including the expenses of soliciting voting instructions from owners of Variable Contracts.
     Under the Existing Declaration no express provision is made for the termination of a series of the Trust, such as the Money Market Portfolio. Instead, the Existing Declaration provides that the Trust as a whole may be terminated by the affirmative vote of a majority of the shares outstanding and entitled to vote. In the absence of a specific provision in the Existing Declaration, the Board has determined to submit approval of the Plan to a vote of the Money Market Portfolio’s shareholders. Using the same standard in the Existing Declaration for the termination of the Trust as a whole, approval of the Plan will require a vote of a majority of the outstanding shares of the Portfolio entitled to vote. To avoid any doubt about the authority to terminate a series, a vote in favor of the Plan will be deemed to be a vote in favor of an amendment to the Existing Declaration that would permit the liquidation and termination of the Money Market Portfolio by a vote of a majority of the outstanding shares of the Portfolio. In other words, shareholders are being asked to approve, in effect, the Plan as well as an amendment to the Existing Declaration, both to take effect at the same time.
     Immediately following the distribution of liquidation proceeds to shareholders (i.e., Separate Accounts of the Three Insurers), each of the Three Insurers will reinvest the cash proceeds by transferring the proceeds from the sub-accounts of its Separate Accounts that held Money Market Portfolio shares to the sub-accounts holding shares of the Trust’s Government and Quality Bond Portfolio. With respect to each Variable Contract, each of the Three Insurers will transfer contract values from sub-accounts that held Money Market Portfolio shares to the sub-accounts holding shares of the Trust’s Government and Quality Bond Portfolio.
Effects of the Proposed Liquidation on Variable Contract Owners
     Owners of Variable Contracts having contract value in a sub-account holding shares of the Money Market Portfolio on the date of the liquidating distribution (“Affected Variable Contracts”) will not incur any transfer fees or other charges as a result of the liquidation. Although the Plan provides for the Money Market Portfolio to bear all expenses of its termination and liquidation, including the expenses of soliciting voting instructions from owners of Variable Contracts, it is anticipated that SAAMCo or its affiliates will indirectly cover these expenses through its current voluntary fee waiver and reimbursement arrangements with the Portfolio.
     The proposed liquidation would not in any way affect the rights of Variable Contract owners or the obligations of the Three Insurers under the Variable Contracts. During the period beginning with the date of this Proxy Statement and continuing until the day prior to the liquidation, owners of Variable Contracts may transfer contract value out of any sub-account investing in Money Market Portfolio shares free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge. Likewise, for thirty days following the liquidation, owners of Affected Variable Contracts may transfer contract value transferred from a sub-account investing in Money Market Portfolio shares to a sub-account investing in Government and Quality Bond

Portfolio shares, out of the latter sub-account without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge.
     Furthermore, the Trust, SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company have been advised by their counsel that there should be no adverse federal tax consequences to natural persons who are owners of an Affected Variable Contract issued by SunAmerica Annuity and Life Assurance Company or First SunAmerica Life Insurance Company as a result of the proposed liquidation followed by the transfers of contract value under such Affected Variable Contracts to alternative sub-accounts of each Separate Account that hold shares of the Government and Quality Bond Portfolio.6 Likewise, Phoenix Life Insurance Company has been advised by its counsel that there should be no adverse federal tax consequences to natural persons who are owners of Affected Variable Contracts it has issued as a result of the proposed liquidation followed by the transfers of contract value under such Affected Variable Contracts to alternative sub-accounts of each Separate Account that hold shares of the Government and Quality Bond Portfolio.
     To encourage Variable Contract owners to make their own investment decisions as to the reinvestment of their contract values as a result of the liquidation of the Money Market Portfolio, the Three Insurers are requesting, in addition to voting instructions as to the approval of the Plan, transfer instructions from owners to transfer their contract values currently allocated to a sub-account investing in Money Market Portfolio shares to an alternative sub-account prior to the liquidation.7 In this manner, each Variable Contract owner having contract value in a sub-account investing in the Money Market Portfolio may determine for himself or herself how the liquidation of the Money Market Portfolio will affect his or her Variable Contract. For each Affected Variable Contracts, each of the Three Insurers will, as of the date of the liquidating distribution, transfer any contract value representing liquidation proceeds to an available sub-account investing in the Government and Quality Bond Portfolio.
     Shortly after the proposed liquidation, each of the Three Insurers will send to each owner of an Affected Variable Contract (i.e., an owner of a Variable Contract whose contract value was transferred to a sub-account investing in the Government and Quality Bond Portfolio due to the owner not having transferred such contract value prior to the liquidation), a notice (accompanied by a transfer request form and a postage pre-paid envelope) explaining that contract value under their Contract has been automatically transferred to a sub-account investing in the Government and Quality Bond Portfolio and requesting that, in the event they do not want such value to remain indirectly invested in this Portfolio, they provide further transfer instructions.
     For owners of Affected Variable Contracts (i.e., owners who do not transfer their contract value in a sub-account investing in the Money Market Portfolio before the proposed liquidation of the Money Market Portfolio), the liquidation will have the effect of substituting shares of the Government and Quality Bond Portfolio for shares of the Money Market Portfolio in held in such a sub-account on the date of the liquidating distribution. Therefore, a vote to approve the Plan is a vote in favor of such a substitution for owners of Affected Variable Contracts.
Comparative Information About the Money Market Portfolio and the Government and Quality Bond Portfolio
     Both the Money Market Portfolio and the Government and Quality Bond Portfolio have Wellington Management Company LLP as a Subadviser. While the assets in the Government and Quality Bond Portfolio has a significantly greater average weighted maturity and duration than the assets of the Money Market Portfolio, and the Government and Quality Bond Portfolio does not maintain a stable net asset value per share, both Portfolios have a

[6]	In most cases, corporations owning Affected Variable Contracts will recognize gains or losses for federal income tax purposes as a result of the proposed liquidation followed by the transfers of contract value under such Variable Contracts to alternative sub-accounts of each Separate Account that hold shares of the Government and Quality Bond Portfolio.

[7]	In addition to instructions to transfer contract value to an alternative sub-account, instructions may direct the Three Insurers to transfer contract value to a general account investment option available under a Variable Contract at the time the instruction is received. Under certain Variable Contracts, such as those issued by Phoenix Life Insurance Company, contract value transferred to a general account investment option may not be transferred out of that option for at least one year.

focus on stability of principal and current income. The Government and Quality Bond Portfolio has significantly greater assets and correspondingly lower expenses than the Money Market Portfolio. In addition, the Government and Quality Bond Portfolio is offered as an investment option under a number of actively-marketed variable life insurance contracts and variable annuity contracts, and has increased its assets over time, and has the prospect of continued growth.
     The Government and Quality Bond Portfolio has had stronger performance over time than the Money Market Portfolio, as one would expect of a fixed-income portfolio with lower expenses and a longer maturity profile. It is important to note, however, that an investment in the Government and Quality Bond Portfolio entails greater interest rate risk and credit risk than does an investment in the Money Market Portfolio. In particular, the Government and Quality Bond Portfolio does not seek to maintain a stable net asset value per share and has had negative returns over shorter time periods in the past. In this regard, the Government and Quality Bond Portfolio may underperform relative to the money markets or have negative returns in periods of rising interest rates.
     Below is a table showing certain comparative information about the Money Market Portfolio and the Government and Quality Bond Portfolio as of March 31, 2011, or for the periods ended March 31, 2011.

			Total
			Expenses
			Before
			Waivers as
			an annual
			Percentage
		Approximate	of Average		3-Year	5-Year	10-Year
		Net Assets	Daily Net		Average	Average	Average
	Investment	as of March	Assets	1-Year	Annual	Annual	Annual
	Goal	31, 2011	(Class 1)	Return	Return	Return	Return
Money Market Portfolio	Current income consistent with stability of principal	$7.6 million	1.53%	0.01%	0.36%	1.87%	1.65%

Government and Quality Bond Portfolio	Relatively high current income, liquidity, and security of principal	$1,071 million	0.60%	3.66%	3.97%	4.87%	4.53%
     Exhibit G contains certain additional information comparing and contrasting the Money Market Portfolio and the Government and Quality Bond Portfolio. This information is summary in nature and shareholders and Variable Contract owners should consult the prospectus for the Government and Quality Bond Portfolio before making an investment decision to transfer their contract value, or have their contract value transferred, to a sub-account investing in this Portfolio. Of course, there is no assurance that the Government and Quality Bond Portfolio will perform as expected or achieve its investment goal. Copies of the Trust’s prospectus, which contains the prospectus for both the Government and Quality Bond Portfolio and the Money Market Portfolio, as well as the Trust’s statement of additional information, is available free of charge by calling the toll-free telephone numbers for each of the Three Insurers shown on page 4 of this Proxy Statement or on the internet at https://www.sunamerica.com/fundprospectuses.
Board Evaluation and Approval
     Before adopting the Plan at its June 14 -15 meeting, the Board evaluated the merits and effects of the Plan and considered, among other things, the following information:

1.	The fact that there were no suitable alternative Portfolios or other mutual fund investment options under the Variable Contracts that would provide owners with a continuity of management in a fund that had a substantially identical investment goal and substantially identical principal investment strategies and current portfolio composition;

2.	In connection with the proposed liquidation, owners of Variable Contracts that have contract values indirectly invested in the Money Market Portfolio would be encouraged to provide prior instructions as to transferring contract value among a variety of alternative investment options through the transfer instruction process and, if such instructions are not provided, a default transfer option would be available that offers owners the most similar investment goal and principal investment strategies;

3.	No fees or charges would be imposed on shareholders or Variable Contract owners in effecting the proposed liquidation; and

4.	The opinion of counsel to the Trust, SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company that there should be no adverse federal tax consequences to natural persons who are owners of Affected Variable Contracts issued by SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, as a result of the consummation of the Plan followed by the transfer of contract value of such Affected Variable Contracts to alternative sub-accounts of each Separate Account invested in the Government and Quality Bond Portfolio.
     At its meeting, the Board discussed how to best further shareholders’ and Variable Contract owners’ interests in light of the foregoing information, including consideration of a possible merger of the Money Market Portfolio with another Portfolio or mutual fund available as an investment option under the Variable Contracts and consideration of having the Three Insurers substitute shares of another Portfolio or available mutual fund for shares of the Money Market Portfolio. In this regard the Board took into account the fact that because no single comparable Portfolio or other mutual fund is offered as an investment option under the Three Insurers’ Variable Contracts, the Plan, as distinct from a merger into, or a substitution of, a designated fund, is in the best interests of shareholders and owners of Variable Contracts.
     In connection with the default of contract value transfers to sub-accounts investing in the Government and Quality Bond Portfolio, the Board considered that the Government and Quality Bond Portfolio’s investment goal and principal investment strategies were most similar to those of the Money Market Portfolio. The Board also noted the relevant performance and expense levels of the two Portfolios and their future prospects for growth.
     Based upon its review, the Board concluded that the Plan is in the best interests of the Money Market Portfolio and its shareholders, as well as the owners of Variable Contracts indirectly invested in the Portfolio. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously adopted and approved the Plan.
Effect of Disapproval
     If shareholders of the Money Market Portfolio do not approve Proposal 4, then the Plan will not be implemented and the Portfolio will continue to exist.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4

PROPOSAL 5A
REMOVAL OF THE FUNDAMENTAL POLICY OF THE FOLLOWING PORTFOLIOS REQUIRING SHAREHOLDER APPROVAL OF CHANGES TO THE PORTFOLIO’S INVESTMENT GOAL OR PRINCIPAL INVESTMENT STRATEGY
ASSET ALLOCATION PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MULTI-ASSET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO
     Currently, the investment goal and the principal investment strategy of each Portfolio is fundamental and may only be changed with shareholder approval. At the time the Trust was formed, it was common in the mutual fund industry to require shareholder approval of a change in a fund’s investment objective. Today it is much less common, and funds that do not require shareholder approval of a change to their investment objective typically disclose in their prospectus that such a change will only be made with advance notice to shareholders. To provide flexibility for the future, SAAMCo and the Board propose to remove this fundamental policy. Such removal would permit the Board to change any Portfolio’s investment goal or principal investment strategy without shareholder approval.
     Section 13 of the 1940 Act requires that shareholders approve any change to a fundamental policy. Therefore, the Board is asking the shareholders of each Portfolio (other than the Money Market Portfolio) to approve the removal of the fundamental policy of their Portfolio requiring shareholder approval of changes to the Portfolio’s investment goal or principal investment strategy. Neither SAAMCo nor the Board currently intend to change the investment goal or principal investment strategy of any Portfolio.
     Mutual funds with names that reflect what they principally invest in, such as the Trust’s Government and Quality Bond Portfolio and Natural Resources Portfolio, are subject to Rule 35d-1 under the 1940 Act (the so-called “name rule”). This Rule requires a fund subject to it to have a policy of investing (under normal circumstances) at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investments suggested by its name, and to either have this policy as a fundamental policy or have another policy to provide investors with at least sixty days advance notice of any change to the policy. The Government and Quality Bond Portfolio currently has a fundamental policy, in the form of its principal investment strategy, to invest (under normal circumstances) at least 80% of its net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities. If this principal investment strategy becomes a non-fundamental one, investors in the Government and Quality Bond Portfolio would have to receive at least sixty days advance notice of any change to the strategy, as prescribed in Rule 35d-1. The Natural Resources Portfolio has a fundamental policy, in the form of one of its principal investment strategies, to invest (under normal circumstances) 80% of its net assets in securities related to natural resources, such as energy, metals, mining and forest products. If this principal investment strategy becomes a non-fundamental one, investors in the Natural Resources Portfolio also would have to receive at least sixty days advance notice of any change to the strategy, as prescribed in Rule 35d-1.
     If the shareholders of a Portfolio do not approve Proposal 5A for their Portfolio, then any future change to that Portfolio’s investment goal and principal investment strategy would continue to require approval of the Portfolio’s shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5A

PROPOSAL 5B
CHANGE TO THE FUNDAMENTAL POLICY OF THE NATURAL RESOURCES PORTFOLIO REGARDING INDUSTRY CONCENTRATION
SHAREHOLDERS OF THE NATURAL RESOURCES PORTFOLIO VOTING WITH RESPECT TO THE PORTFOLIO
Background
     The 1940 Act requires a mutual fund to have a policy regarding concentration of investments in securities of companies in a particular industry or group of industries. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.
     The Natural Resources Portfolio has a fundamental policy of not investing more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in the same industry. This policy is articulated as a prohibition on the Portfolio purchasing “. . . any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result . . . more than 25% of its total assets (taken at current value) would then be invested in a single industry . . . .” This policy is silent as to whether or not the Natural Resources Portfolio concentrates its investments in a group of industries. The designation of this policy as “fundamental” means that it cannot be changed without shareholder approval.
     The Board has approved, and recommends that shareholders of the Natural Resources Portfolio approve, a change to the Portfolio’s fundamental policy regarding industry concentration. The new policy would state that the Natural Resources Portfolio will invest more than 25% of its total assets in securities of issuers in the natural resources group of industries.
     The proposal to change the fundamental policy is intended to ensure that the Natural Resources Portfolio has the flexibility to take advantage of investment opportunities within the natural resources sector. The proposed change is not expected, however, to materially modify the way the Natural Resources Portfolio is currently managed, and accordingly is not expected to materially modify the level or nature of risk associated with investing in the Portfolio. If the proposed change is approved by shareholders, the Natural Resources Portfolio will interpret the new restriction in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.
Proposed Amendment to the Natural Resources Portfolio’s Fundamental Policy Regarding Industry Concentration
     Currently, the Natural Resources Portfolio, as a matter of fundamental policy may not:
Acquire any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result . . . more than 25% of its total assets (taken at current value) would then be invested in a single industry.
The Board proposes, subject to shareholder approval, replacing this fundamental policy with the following fundamental policy:
The Natural Resources Portfolio will invest more than 25% of its total assets in securities of issuers in the natural resources group of industries.
     The Natural Resources Portfolio has a principal investment strategy of investing, under normal market conditions, at least 80% of its net assets (taking into account borrowings for investment purposes) in securities related to natural resources, such as energy, metals, mining, and forest products. As stated above, the proposed amended fundamental policy is intended to ensure that the Natural Resources Portfolio has the flexibility to take advantage of investment opportunities within the natural resources sector. The principal effect of the proposed change to the fundamental policy would be to remove the “25% of net assets” limitation on investments in a single industry, if such an industry is in the natural resources group of industries. For example, the Natural Resources Portfolio would be permitted to invest more than 25% of its total assets in securities of issuers in the oil and gas industry (an industry which, measured by market capitalization, at times represents more than half of the natural resources sector).
     The proposed change to the fundamental policy would be consistent with the Portfolio’s categorization as a “sector fund,” since the prevailing market practice of “sector funds” is to concentrate investments in the sectors suggested by the fund’s name, in this case, natural resources.
     For these reasons, SAAMCo and the Board recommend that shareholders approve the proposed amended fundamental policy for the Natural Resources Portfolio relating to industry concentration.
Effect of Disapproval
     If shareholders of the Natural Resources Portfolio do not approve Proposal 5B, then the Portfolio will retain its current fundamental policy on industry concentration.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5B

PROPOSAL 5C
AMENDMENT OF THE FUNDAMENTAL POLICY OF THE FOLLOWING PORTFOLIOS REGARDING ISSUER DIVERSIFICATION
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MULTI-ASSET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO
Background
     The 1940 Act requires a mutual fund to adopt an investment policy regarding diversification. Each of the above-listed Portfolios currently is subject to a fundamental investment policy of: (1) not purchasing any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of its total assets (taken at current value) would then be invested in securities of a single issuer, and (2) not purchasing any security if, as a result, the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer. The foregoing policy brings each such Portfolio within the 1940 Act definition of a “diversified” investment company.
     The 1940 Act defines a “diversified” company as a management investment company that has at least 75% of the value of its total assets represented by cash and cash items (including receivables), Government securities (as defined by the 1940 Act), securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the management company and to not more than 10% of the outstanding voting securities of the issuer.
     The difference between the above-listed Portfolios’ current respective policies on diversification and the 1940 Act definition of a diversified mutual fund, is that the Portfolios’ policy applies the 5% limitation to 100% of each Portfolio’s total assets (excluding obligations of the U.S. Government, its agencies or instrumentalities), and the 10% limitation to 100% of each Portfolio’s total assets, while the 1940 Act definition applies the 5% and 10% limitations only to 75% of a fund’s total assets after excluding the value of cash, Government securities, and securities of other investment companies.
     Accordingly, the above-listed Portfolios’ diversification policy could be somewhat less restrictive than it currently is and still enable these Portfolios to come within the definition of a “diversified” investment company. The Board has approved, and recommends that shareholders of each above-listed Portfolio approve, a change to their Portfolio’s fundamental policy regarding diversification as set out below.
Proposed Amendment to the Fundamental Policy on Diversification
     Currently, each above-listed Portfolio, as a matter of fundamental policy, may not:
1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio’s total assets (taken at current value) would then be invested in securities of a single issuer.
2. Purchase any security if, as a result, the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer.

The Board proposes, subject to shareholder approval, replacing this fundamental policy with the following fundamental policy:
Each Portfolio may not: with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer (in each case measured at market value at the time of each investment).
     Under the proposed fundamental policy, the portfolio managers would be provided with the maximum flexibility permitted by the statutory definition of a diversified management investment company.
     For these reasons, SAAMCo and the Board recommend that shareholders approve the proposed amended fundamental policy for the above-listed Portfolios relating to diversification.
Effect of Disapproval
     If shareholders of any of the above-listed Portfolios do not approve Proposal 5C for their Portfolio, then that Portfolio will retain the current fundamental policy on diversification.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5C

PROPOSAL 5D
REMOVAL OF THE FUNDAMENTAL POLICY PROHIBITING THE FOLLOWING PORTFOLIOS
FROM INVESTING IN OTHER INVESTMENT COMPANIES
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MULTI-ASSET PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO
     Currently, all of the Portfolios other than the Asset Allocation Portfolio and the Natural Resources Portfolio have a fundamental policy of not investing in securities issued by other investment companies. Prior to the 1990s, a policy such as this one was common in the mutual fund industry because certain sections of the 1940 Act severely limited the circumstances in which one fund could invest in another. In 1996, however, changes to the 1940 Act provided a number of exceptions to these limitations which made it less restrictive for mutual funds to invest in other funds. As a result, most mutual funds no longer have policies restricting investments in securities issued by other investment companies.
     To provide flexibility for the future, SAAMCo and the Board propose to remove this restriction for the above-listed Portfolios. Because approval of a plan of liquidation for the Money Market Portfolio is being sought in Proposal 4, approval of the removal of the fundamental policy prohibiting it from investing in other investment companies is not being sought for that Portfolio. If the shareholders of any of the above-listed Portfolios do not approve Proposal 5D for their Portfolio, then that Portfolio will retain the current fundamental policy prohibiting it from investing in other investment companies (and if the Money Market Portfolio is not liquidated, it will also retain the current fundamental policy prohibiting it from investing in other investment companies).
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5D

PROPOSAL 5E
REMOVAL OF THE FUNDAMENTAL POLICY RESTRICTING THE FOLLOWING PORTFOLIOS
FROM PURCHASING SECURITIES OF COMPANIES WHEN SECURITIES ISSUED BY SUCH
COMPANIES ARE BENEFICIALLY OWNED BY AFFILIATED PERSONS OF THE TRUST IN
CERTAIN CIRCUMSTANCES
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MULTI-ASSET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO
     Currently, the above-listed Portfolios may not purchase or retain securities of any company if, to the knowledge of the Trust: (1) the officers and Trustees of the Trust, (2) the officers and directors of Wellington Management Company LLP (the subadviser to such Portfolios), or (3) the officers and directors of SAAMCo, who individually own more than one-half of 1% of the securities of such company together beneficially own more than 5% of such company’s securities. Each of these Portfolios have been subject to this restriction since their inception. This restriction emanates from state securities regulations (often referred to as “blue sky” regulations) and related interpretations that applied to mutual funds prior to federal preemption of such regulation. It is not a restriction generally applicable to mutual funds today.
     Because there is no current legal requirement for the Portfolios to have the foregoing restriction, SAAMCo and the Board propose to remove it for the above-listed Portfolios. If the shareholders of any of these Portfolios do not approve Proposal 5E for their Portfolio, then that Portfolio will retain the restriction as a fundamental policy.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5E

OTHER INFORMATION
Reports to Shareholders
     Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request in writing to the Trust at P.O. Box 54299, Los Angeles, California, 90054-0299, or by calling one of the following numbers: 1-800- 445-7862 (for SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company), 1-800-340-2765 (for American General Life Insurance Company of Delaware, and The United States Life Insurance Company in the City of New York), or 1-800-541-0171 (for Phoenix Life Insurance Company).
Shareholder Proposals
     As a general matter, the Trust does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meetings unless necessitated by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposal to the Secretary of the Trust at SAAMCo, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. Proposals must be received by the Trust within a reasonable period of time prior to any shareholder meeting.
Other Business
     SAAMCo, the Insurance Companies and the Trust know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Portfolios.
Service Providers
     SAAMCo, the Trust’s investment adviser and administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. The Trust does not have a principal underwriter.

EXHIBIT A

Number of Shares Outstanding at
Portfolio	Close of Business on July 29, 2011
Asset Allocation Portfolio	17,753,597.48
Capital Appreciation Portfolio	30,261,445.47
Government and Quality Bond Portfolio	69,155,867.69
Growth and Income Portfolio	1,079,127.39
Growth Portfolio	18,864,173.48
Money Market Portfolio	7,351,826.69
Multi-Asset Portfolio	4,193,700.33
Natural Resources Portfolio	7,241,250.36
Strategic Multi-Asset Portfolio	3,043,820.18

A-1

EXHIBIT B
Information About Current Officers of the Trust

Term of Office and
	Position(s) Held	Length of Time
Name and Age	With Trust	Served	Principal Occupation(s) During Past 5Years
John T. Genoy Age: 42	President	2007 to Present	Chief Financial Officer, SAAMCo (2002 to Present); Senior Vice President, SAAMCo (2003 to Present); Chief Operating Officer, SAAMCo (2006 to Present).

Donna M. Handel Age: 45	Treasurer	2002 to Present	Senior Vice President, SAAMCo (2004 to Present).

James Nichols Age: 45	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SAAMCo (2002 to Present).

Gregory N. Bressler Age: 44	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SAAMCo (2005 to Present).

Katherine Stoner Age: 54	Chief Compliance Officer (“CCO”)	May 2011 to Present	Vice President, SAAMCo (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (VALIC”) and Western National Life Insurance Company (“WNL”) (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010 to Present); Director, American General Distributors, Inc. (2006 to 2011).

Gregory R. Kingston Age: 45	Vice President and Assistant Treasurer	2002 to Present	Vice President, SAAMCo (2001 to Present).

Nori L. Gabert Age: 58	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, SAAMCo (2002 to Present).

Matthew J. Hackethal Age: 39	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SAAMCo (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); Credit Suisse Alternative Funds (2005 to 2006).

B-1

EXHIBIT C
ANCHOR SERIES TRUST
Audit Committee Charter
Mission
     The mission of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees (each, a “Board”) of the SunAmerica Mutual Funds identified on Annex A (each a “Fund”) is to oversee each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and to oversee the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof; including, but not limited to, oversight of the qualifications and independence of the Fund’s independent registered public accounting firm (the “Independent Auditor”).
     The Committee will assist the Board in its oversight of the Fund’s compliance with legal and regulatory requirements. The Committee will also report to the Board, if necessary, any relationships between the Independent Auditor and the Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the Independent Auditor.
     The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund’s investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund’s Independent Auditor to plan and carry out a proper audit.
     The Independent Auditor shall report directly to the Committee.
Committee Membership and Qualifications
     The size of the Committee shall be determined by the Board from time to time in accordance with the Fund’s charter. The Board may replace members of the Committee for any reason. No member of the Committee shall be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). Members of the Committee must be members of the Board and should be free of any relationships that would interfere with the exercise of independent judgment. The President and Treasurer of the Fund, although not members of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund’s investment adviser, SunAmerica Asset Management Corp.
     The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR. If the Fund does not have at least one member of the Committee who is an “audit committee financial expert” the Fund’s periodic reports on Form N-CSR shall disclose the reason for not having such an expert.
Duties and Powers
     In accordance with its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:
     1. To approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Trust’s financial statements, to recommend to the independent trustees the selection, retention or termination of the Trust’s independent auditor and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent auditor.

     2. To approve prior to appointment the engagement of the independent auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, its investment adviser, subadviser (not including a subadviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“Control Affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.8 The Committee may delegate to one or more of its members (“Delegates”), to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee may also, to the extent deemed appropriate, adopt policies and procedures for pre-approval of the engagement of the Trust’s auditor to provide any services described in this paragraph 2.
     3. To select, recommend and engage a new Independent Auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;
     4. To review and oversee, in advance and in consultation with the Independent Auditor, the staffing of the audit of the Fund’s financial statements and obtain from the Independent Auditor a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund’s previous five fiscal years;
     5. To meet with the Fund’s Independent Auditor and Fund management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss the Fund’s annual audited financial statements and semi-annual financial statements, (iii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the Independent Auditor, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards (“SAS”) Nos. 61 and 90, and the management’s response to such matters,9 (iv) to consider the Independent Auditor comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto, (v) to review the form of opinion the Independent Auditor proposes to render to the Board and shareholders10, and (vi) to review the performance of the Independent Auditor;

[8]	Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided constitutes not more than 5% of the total amount of revenues paid to the Independent Auditor by the Fund, its investment adviser and control affiliate during the fiscal year in which the services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate(s) prior to the completion of the audit for the year in which the services were rendered.

[9]	SAS Nos. 61 and 90 (amending SAS Nos. 61 and 71) require independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company’s accounting principles with the audit committee and encourages a three- way discussion among the auditor, management and the audit committee.

[10]	The Committee is required to review the opinion of the Independent Auditor before it is rendered to the shareholders only if the Independent Auditor plans to issue other than a “clean” opinion.

     6. To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the Independent Auditor;
     7. To consider, in consultation with the Independent Auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences;
     8. To review the fees charged by the Independent Auditor for audit and permissible non-audit services;
     9. To review, in consultation with the Fund’s principal executive officer, principal financial officer and Independent Auditor, the Fund’s system of internal controls, including (i) any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal controls;
     10. To address reports from the Independent Auditor or the Fund’s legal counsel of possible violations of law;
     11. To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;
     12. To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;
     13. To review the Fund’s tax compliance and status, including the status of the Fund’s position relative to tax audits and significant issues disputed by tax authorities;
     14. To investigate matters brought to its attention within the scope of its duties;
     15. To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund;
     16. To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and
     17 To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
Other Powers and Responsibilities
     1. The Committee shall meet at least once a year, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

     2. The Fund’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.
     3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.
     4. On an annual basis, the Committee shall conduct a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.
     5. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.
Dated:
December 6, 2006

EXHIBIT D
ANCHOR SERIES TRUST
SUNAMERICA EQUITY FUNDS
SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.
SUNAMERICA FOCUSED SERIES, INC.
SUNAMERICA INCOME FUNDS
SUNAMERICA MONEY MARKET FUNDS, INC.
SUNAMERICA SENIOR FLOATING RATE FUND, INC.
SUNAMERICA SPECIALTY SERIES
(each a “Fund” and collectively, the “Funds”)
NOMINATION AND COMPENSATION COMMITTEE CHARTER
I. The Committee.
     The Nomination and Compensation Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of each Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of independent directors/trustees (“independent directors”). For purposes of this Charter, independent directors shall mean directors/trustees (“directors”) who are not interested persons of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Chairman of the Board of the Funds shall be an ex-officio member of the Committee so long as the Chairman is an independent director.
II. Board Nomination Functions.
1. The Committee shall make recommendations for nominations for independent director membership on the Board to (a) the incumbent independent director members, if all independent directors do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent directors shall be committed solely to the discretion of the independent directors. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Funds’ investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.
2. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.
3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, any stock exchange (the “Exchange”), if applicable, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.
4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law or any Exchange to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Funds’ offices. The Committee’s policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

III. Committee Nomination Functions.
     The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.
IV. Compensation Functions.
     The Committee shall review the compensation of the independent directors and committee members including any expense reimbursement policies, as appropriate. Director compensation recommendations may take into account the size of the Funds, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and any other considerations deemed appropriate by the Committee.
V. Other Powers and Responsibilities.
1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.
2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.
3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.
4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.
5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.
Revised: March 2, 2010
APPENDIX A
NOMINATION AND COMPENSATION COMMITTEE POLICY
REGARDING SELECTION OF DIRECTOR NOMINEES
     When a vacancy on the Board exists or is anticipated, or when the Nomination and Compensation Committee (“Committee”) deems it desirable to select a new or additional director, the Committee will consider any candidate for director recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from a Fund’s shareholders.
     The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional director, the Committee expects to seek referrals from a variety of sources, including current directors, management of the Funds and counsel to the Funds. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

     In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:
(i)	the candidate’s knowledge in matters relating to the mutual fund industry;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)	the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from Fund service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s age relative to any Fund age limitation on nominations; and

(ix)	such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).
     In addition, the Committee will, in evaluating candidates for a position on the Board, consider and act in accordance with the Board’s policy that prohibits Board members from simultaneously serving on the board of directors or trustees of another registered investment company (other than on the boards of directors or trustees of funds within the Fund Complex, as that term is defined in Instruction 1(b) to Item 17 of Form N-1A) while serving on the Board of a Fund.
     Overall, the Committee will seek to identify the most qualified candidates, and in doing so may consider the above factors, or such others factors as it may identify from time to time, as it deems appropriate in its sole discretion. For example, the Board, in its sole discretion, may consider how the candidate would complement the existing diversity of the Board, and would contribute to the Board as a whole, both in terms of viewpoint, professional experience, education, skills and other individual qualities and attributes, as well as in terms of race, gender, national origin, culture and geography. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

EXHIBIT E
DECLARATION OF TRUST
OF
ANCHOR SERIES TRUST
(a Massachusetts Business Trust)
Dated as of August 26, 1983
As
AMENDED AND RESTATED
As of [          ], 2011

DECLARATION OF TRUST
OF
ANCHOR SERIES TRUST
     WHEREAS, THIS DECLARATION OF TRUST was made as of the 26th day of August, 1983 by the Trustees then in office, and was amended and restated as of the 1st day of September 1988 by the Trustees then in office (the “1988 Restatement”);
     WHEREAS, pursuant to Section 13.1 of the 1988 Restatement, by vote of at least a majority of the Shares outstanding and entitled to vote, this Declaration of Trust is amended by amending and restating the 1988 Restatement in its entirety;
     NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.
ARTICLE I
NAME AND DEFINITIONS
     Section 1. Name. This Trust shall be known as “Anchor Series Trust” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.
     Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:
     (a) “By-laws” means the By-laws of the Trust referred to in Section 6.8 hereof, as from time to time amended.
     (b) “Class” means the one or more Shares (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.
     (c) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.
     (d) “Commission” shall have the same meaning given to such term in the 1940 Act (as defined below).
     (e) “Declaration” means this Declaration of Trust as amended, supplemented or amended and restated from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.
     (f) “He,” “Him” and “His” shall include the feminine and neuter, as well as the masculine, genders.
     (g) “Interested Person” shall have the same meaning given to such term in the 1940 Act (as defined below).
     (h) “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or a Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.
     (i) “Outstanding Shares” means those Shares (as defined below) shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

     (j) “Person” means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.
     (k) “Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.
     (l) “Shareholder” means a record owner of Outstanding Shares.
     (m) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.
     (n) “Series” individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9 hereof.
     (o) “Trust” refers to the voluntary association with transferable shares established by this Declaration, as the same may be amended from time to time.
     (p) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series.
     (q) “Trustees” means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.
ARTICLE II
NATURE AND PURPOSE OF TRUST
     The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers. The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers which are ordinarily exercised by a Massachusetts business trust.
ARTICLE III
REGISTERED AGENT; PRINCIPAL PLACE OF BUSINESS
     The name of the registered agent of the Trust is Corporation Service Company. The principal place of business of the Trust is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The

Trustees may, from time to time, change the registered agent of the Trust and the principal place of business of the Trust.
ARTICLE IV
BENEFICIAL INTERESTS; SHAREHOLDERS
     Section 4.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The number of Shares is unlimited. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.
     Section 4.2. Issuance of Shares. (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. The Trust shall have the right to refuse to issue Shares to any Person at any time and without any reason therefor whatsoever.
     (b) The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.
     (c) Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.
     Section 4.3 Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trustees. The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time. Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and shall be bound thereby.
     Section 4.4. Ownership and Transfer of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as maintained by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the By-laws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to his Shares.
     (b) In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.
     (c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts, the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.
     Section 4.5. Voting by Shareholders. (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.
     (b) Each whole Share shall entitle the holder thereof to one vote as to any matter on which the holder in entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.
     Only Shareholders who are owners of record on the books of the Trust on the applicable record date will be entitled to vote on a matter. For the avoidance of doubt, the Trust shall be entitled to rely on any vote cast by a Shareholder, and, without any further or independent investigation, shall deem any vote cast by a Shareholder that holds of record Shares on behalf one or more beneficial owners of Shares to have been taken in accordance with all applicable laws and regulations governing the relationship between the Shareholder and its beneficial owners and/or any contractual provision or other arrangement with any beneficial owner of Shares holding through such Shareholder.
     (c) On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.
     Section 4.6. Meetings. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the By-laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement or adjournment of meetings and related matters.

     Section 4.7. Quorum and Action. (a) The Trustees shall set forth in the By-laws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than the holders of thirty percent (30%) of the Shares entitled to vote at such meeting.
     (b) The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the By-laws.
     Section 4.8. Action by Written Consent in Lieu of Meeting of Shareholders. Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum number of Shares that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action. Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.
     Section 4.9. Series and Classes of Shares.
     (a) Series. The Trustees have heretofore established the Series listed on Schedule A hereto and the Trustees may from time to time authorize the division of Shares into additional Series. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:
     (i) Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, redemption fees, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.
     (ii) The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.
     (iii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Assets belonging to” that Series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the “General Assets”), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.
     (iv) The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Liabilities belonging to” that Series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the “General Liabilities”), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series. No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series.
     (b) Classes. The Trustees have heretofore established the Classes listed on Schedule B hereto with respect to those Series identified on such Schedule. The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.
     (c) Establishment and Designation of Series and Classes The establishment and designation of any additional Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 11.2 hereof. Additions or modifications to a Designation, including, without limitation any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.
     Section 4.10. Disclosure of Shareholder Holdings. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.
     Section 4.11. Access to Trust Records. Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as are granted to shareholders under the Massachusetts Business Corporation Act.
     Section 4.12. Communications with Shareholders. Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-laws.
ARTICLE V
THE TRUSTEES
     Section 5.1. Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.
     Section 5.2. Qualification and Number. Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the Commonwealth of Massachusetts. By a majority vote or consent of the initial Trustee or by the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.
     Section 5.3. Term and Election. Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.
     Section 5.4. Resignation, Retirement and Removal. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. The Trustees may adopt policies from time to time relating to the terms of office and or retirement of the Trustees. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees. Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.
     Section 5.5. Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.
     Section 5.6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All right, title and interest in the assets of the Trust shall at all times be considered as automatically vested in the Trustees as shall be from time to time in office. Upon the resignation, retirement, removal, incapacity or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective without the execution or delivery of any conveyancing or other instruments. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Series thereof or any right of partition or possession thereof.
ARTICLE VI
POWERS OF TRUSTEES
     Section 6.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust’s operations and maintain offices both within and outside the Commonwealth of Massachusetts, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.
     Section 6.2. Certain Specific Powers (a) Investments. The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:
     (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

     (ii) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust’s name or in the name of a custodian or a nominee or nominees;
     (iii) to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;
     (iv) to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;
     (v) to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;
     (vi) to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;
     (vii) to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;
     (viii) to lend money or any other Trust Property;
     (ix) to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest;
     (x) to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;
     (xi) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;
     (xii) to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;
     (xiii) to pay calls or subscriptions with respect to any security held in the Trust; and
     (xiv) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.
     (b) Additional Powers. The Trustees shall have the power and authority on behalf of the Trust:
     (i) to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, and to terminate any such employment, engagement or contract or other relationship;

     (ii) to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;
     (iii) to elect and remove such officers as they consider appropriate;
     (iv) to authorize the Trust to indemnify any person with whom the Trust has dealings, including, without limitation, any investment adviser or sub-adviser, distributor, administrator or sub-administrator, custodian or sub-custodian, transfer agent or sub-transfer agent and selected dealers, to such extent as the Trustees shall determine;
     (v) to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other Persons, including, without limitation, any agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;
     (vi) to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;
     (vii) to authorize the Trust to guarantee indebtedness or contractual obligations of others;
     (viii) to determine and change the fiscal year of the Trust or any Series therein and the method by which its accounts shall be kept;
     (ix) to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and
     (x) to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.
     (c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.
     Section 6.3. Issuance and Repurchase of Shares. The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.
     Section 6.4. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law. Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

     Section 6.5. Collection and Payment. The Trustees shall have the power to authorize the Trust or its agents to: collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; provided, that the Trustees shall have no liability for failing to authorize any of the foregoing.
     Section 6.6. Expenses. The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.
     Section 6.7. Manner of Acting. Except as otherwise provided herein, under applicable law or in the By-laws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.
     Section 6.8. By-laws. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such By-laws.
     Section 6.9. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser (or sub-adviser), distributor, administrator (or sub-administrator), custodian (or sub-custodian), transfer agent or (sub-transfer agent) or affiliate of the Trust or any account managed by an affiliate of the Trust.
     Section 6.10. Effect of Trustees’ Determination. Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.
ARTICLE VII
SERVICE PROVIDERS
     Section 7.1. Investment Adviser and Administrator. The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any investment adviser or investment sub-adviser to employ one or more investment sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.
     Section 7.2. Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.
     All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.
     Section 7.3. Parties to Contract. Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the By-laws. The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.
     Section 7.4. Further Authority of Trustees. The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.
ARTICLE VIII
DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE
     Section 8.1. Distributions. The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).
     Section 8.2. Redemption of Shares. All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.
     Section 8.3. Redemption Price. Shares of each Series and Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time or times as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

     Section 8.4. Payment. Payment of the redemption price of Shares of any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.
     Section 8.5. Redemption of Shareholder’s Interest By Action of Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:
(a) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;
(b) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;
(c) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,
(d) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;
(e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;
(f) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;
(g) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;
(h) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;
(i) in connection with the termination of any Series or Class of Shares; or
(j) when the Trust is requested or compelled to do so by governmental authority or applicable law.
     Section 8.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.
     Section 8.7. Determination of Net Asset Value; Valuation of Portfolio Assets. The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.
     The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.
     Section 8.8. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.
     Section 8.9 Reserves. The Trustees may set apart, from time to time, out of any funds of the Trust or Series or of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.
     Section 8.10. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.
ARTICLE IX
LIMITATION OF LIABILITY AND INDEMNIFICATION
     Section 9.1. No Personal Liability of and Indemnification of Shareholders. No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.
     Section 9.2. Limitation of Liability of Trustees and Others. (a) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.
     Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.
     All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees, whether past, present or future, shall be personally liable therefore.
     (b) Limitation of Liability to Trust and Shareholders. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.
     (c) No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, investment sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     (d) Notice in Instruments. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of the Trust shall give notice that this Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or as officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or officers or Shareholders individually.
     Section 9.3. Experts; No Bond or Surety. The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification (including in any proxy or registration statement of other document) of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.
     Section 9.4. Liability of Third Persons Dealing with the Trust or Trustees. No Person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order. The provisions of this Article 9, including without limitation, this Section 9.4, do not address or limit any claim that the Trust may have against any Person contracting with the Trust, or change any obligation owed to the Trust under any contract or otherwise.
     Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
     No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.
     Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.
     To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
     As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
     Section 9.6. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.
     Section 9.7. Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.
     Section 9.8. Derivative Actions. (a) The purpose of this Section 9.8 is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.
     (b) No Shareholder may bring a derivative or similar action or proceeding on behalf of or in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:
     (i) The complaining Shareholder was a Shareholder of the Series on behalf of or in the right of which the derivative action is proposed to be brought (the “affected Series”) at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;
     (ii) The complaining Shareholder was a Shareholder of the affected Series at the time the demand required by subparagraph (iii) below was made;

     (iii) Prior to the commencement of such derivative action, the complaining Shareholder has made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series (a “demand”), which demand shall include at least the following:
     (1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief;
     (2) a statement to the effect that the complaining Shareholder believes in good faith that the Shareholder will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the rights of the affected Series and an explanation of why the complaining Shareholder believes that to be the case;
     (3) a certification that the requirements of sub-paragraphs (i) and (ii) of this paragraph (b) have been met, as well as information and documentation reasonably designed to allow the Trustees to verify that certification;
     (4) a list of all other derivative or class actions in which the complaining Shareholder is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;
     (5) a certification of the number of Shares of the affected Series owned beneficially or of record by the complaining Shareholder at the time set forth in clauses (i) and (ii) of this subsection (b) and an undertaking that the complaining Shareholder will be a Shareholder of the affected Series as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by the complaining Shareholder of any such Shares within three business days thereof; and
     (6) an acknowledgment of the provisions of paragraphs (d) and (e) of this Section 9.8 below; and
     (iv) Shareholders owning Shares representing at least five percent (5%) of the voting power of the affected Series must join in bringing the derivative action; and
     (v) A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of sub-paragraphs (i) through (iii) above have already been met and the derivative action has not been barred in accordance with paragraph (c)(1) below.
     (c) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements set forth in paragraph (b) of this Section 9.8, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Series, as applicable. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the complaining Shareholder, or, the Shareholder’s counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.
     (1) If the demand has been properly made under paragraph (b) of this Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust or the affected Series, as applicable, the demand shall be rejected and the complaining Shareholder shall not be permitted to maintain a derivative action unless the Shareholder first sustains the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or permit the complaining Shareholder to proceed derivatively, provided however that any counsel representing the interests of the Trust or the affected Series shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholder of any decision reached under this sub-paragraph (1) by sending in accordance with the provisions of Section 4.12 hereof written notice to the complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.
     (2) If notice of a decision has not been sent to the complaining Shareholder or the Shareholder’s counsel within the time permitted by paragraph (1) above, and sub-paragraphs (i) through (iv) of paragraph (b) above have been complied with, the complaining Shareholder shall not be barred by this Declaration from commencing a derivative action.
     (d) A complaining Shareholder whose demand is rejected pursuant to paragraph (c)(1) above shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the Shareholder who commenced the action.
     (e) The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining Shareholder in any circumstances only if required by law. Any attorneys’ fees so incurred by a complaining Shareholder that the Trust is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates.
     (f) A Shareholder of a particular Series of the Trust shall not be entitled in such capacity to commence a derivative action on behalf of any other Series of the Trust.
ARTICLE X
TERMINATION; MERGERS AND SALE OF ASSETS
     Section 10.1. Termination of Trust or Series. (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series of the Trust may be terminated at any time by the Trustees by written notice to the Shareholders of the Trust or such Series as the case may be.
     (b) Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any. Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged, and without limiting the foregoing, in the event that following the final distribution of the net assets of and the termination of the Trust or affected Series, as the case may be, the Trust or affected Series receives or is entitled to receive any assets, the Trustees shall be under no obligation to distribute or provide for the distribution of such assets to the Shareholders of the Trust or affected Series, but may make such other arrangements for the disposition of such assets as they shall determine in their sole discretion to be appropriate under the circumstances. Notwithstanding the foregoing, at their discretion, the Trustees may abandon any previously adopted plan to terminate the Trust or a Series at any time. The Trustees shall file or cause to be filed any instruments as may be required to be filed with the Commonwealth of Massachusetts or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.
     (c) Any Class of the Trust may be terminated by the Trustees as provided in Article IV hereof.
     Section 10.2. Sale of Assets; Reorganization; Merger or Consolidation. The Trustees may authorize the Trust or any Series or Class thereof to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class) as the Trustees may determine, or may authorize the Trust or any Series thereof to merge or consolidate with or into one or more business trusts or other business entities or series upon such terms and conditions and for such consideration as the Trustees may determine . Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust or any Class thereof to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.
     Section 10.3. Combination of Classes. The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Class of the Trust or any Series thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.
ARTICLE XI
AMENDMENTS; FILINGS; MISCELLANEOUS
     Section 11.1. Amendments to Declaration. (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.
     (b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair any exemption from or limitation of personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification, advancement of expenses or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under such Article prior to such amendment.
     Section 11.2. Filings; Copies of Declaration; Counterparts; Headings. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument, any amendment thereto, and any Designation executed in accordance with Section 4.9 hereof shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required, provided, however, that the failure to so file will not invalidate this instrument, any properly authorized amendment hereto, or Designation. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments, restatements or Designations have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments, restatements or Designations. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.
     Section 11.3. Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.
     Section 11.4. Applicable Law; Jury Waiver; Forum Selection. (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, without reference to its conflicts of law rules, as a Massachusetts business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to business trusts or actions that may be engaged in by business trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.
     (b) Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the Commonwealth of Massachusetts (other than Chapter 182 of the Massachusetts General Laws) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Declaration.
     (c) No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.
     (d) Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the District of Massachusetts or if such action may not be brought in that court, then such action shall be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). The Trust, its Trustees and officers, and its Shareholders each (a) consent to jurisdiction in the Chosen Courts; (b) waive any objection to venue in any of the Chosen Courts and (c) waive any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a Shareholder against the Trust or any Series thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series thereof there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.
     Section 11.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, is in conflict with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.
     Section 11.6. Writings. To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:
     (a) any requirements in this Declaration or in the By-laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and
     (b) any requirements in this Declaration or in the By-laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.
________________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

____________________

______________, as Trustee

SCHEDULE A
Series
(Effective as of [          ])
     WHEREAS, the Trustee(s) of the Trust, acting pursuant to the Declaration of Trust of the Trust as then in effect, have heretofore divided the Shares of the Trust into nine Series;
     NOW THEREFORE, the Trustee(s) of the Trust do hereby declare, pursuant to Section 4.9 of the Declaration of Trust that the following Series of the Trust have been established and designated, with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:
1.	Asset Allocation Portfolio

2.	Capital Appreciation Portfolio

3.	Government and Quality Bond Portfolio

4.	Growth and Income Portfolio

5.	Growth Portfolio

6.	Money Market Portfolio

7.	Multi-Asset Portfolio

8.	Natural Resources Portfolio

9.	Strategic Multi-Asset Portfolio
1. Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.
2. The number of authorized Shares of each Series is unlimited.
3. Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.
4. With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.
5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.
6. The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.
7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SCHEDULE B

Classes of Shares
(Effective as of [          ])
     WHEREAS, the Trustee(s) of the Trust, acting pursuant to the Declaration of Trust of the Trust as then in effect, have heretofore divided each Series of the Trust into one or more classes of Shares (each, a Class”);
     NOW THEREFORE, the Trustee(s) of the Trust do hereby declare, pursuant to Section 4.9 of the Declaration of Trust, that the following Classes of the Trust have been established and designated with respect to the identified Series of the Trust with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Classes
Asset Allocation Portfolio	1	2	3

Capital Appreciation Portfolio	1	2	3

Government and Quality Bond Portfolio	1	2	3

Growth and Income Portfolio	1

Growth Portfolio	1	2	3

Money Market Portfolio	1

Multi-Asset Portfolio	1

Natural Resources Portfolio	1	2	3

Strategic Multi-Asset Portfolio	1

1. Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.
2. The number of authorized Shares of each Class is unlimited.
3. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time (“Prospectus”). The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.
4. With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of, (g) any conversion or exchange feature or privilege , (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.
5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.
6. The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.
7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

EXHIBIT F
ANCHOR SERIES TRUST
Money Market Portfolio
Plan of Liquidation
     The following Plan of Liquidation (the “Plan”) of Money Market Portfolio (the “Portfolio”), a series of Anchor Series Trust, a Massachusetts business trust (the “Trust”), is intended to accomplish the complete liquidation of the Portfolio in conformity with the laws of the Commonwealth of Massachusetts, the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration of Trust and Bylaws, each as amended to date (the “Governing Documents”).
     WHEREAS, the Trust’s Board of Trustees (the “Board”), at a meeting held on June 14-15, 2011, has determined that it is in the best interests of the Portfolio and the shareholders of the Portfolio to liquidate and dissolve the Portfolio;
     WHEREAS, the Board has adopted this Plan as the method of liquidating and dissolving the Portfolio, and has recommended that the Plan be submitted to the shareholders of the Portfolio (the “Shareholders”) for their approval as required under the Governing Documents;
     NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:
     1. Effective Date of Plan. The Plan will become effective as of the close of business on November 8, 2011 or such other date as the Board or any authorized officer of the Portfolio may determine following the requisite approval by the shareholders of the Portfolio (the “Effective Date”).
     2. Cessation of Business; Liquidation of Assets. After the Effective Date, the Portfolio will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and may cease to invest its assets in accordance with its investment objective. As of the close of business on November 18, 2011, or on such other date as is determined by any authorized officer of the Portfolio, but in no event later than twenty-four (24) months11 following the Effective Date (the “Liquidation Date”), the Portfolio will complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents; provided, however, that the Portfolio may invest the proceeds of the sale of portfolio securities in temporary investments that meet the requirements of Rule 2a-7 under the 1940 Act.
     3. Payments of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the liquidating distribution provided for in Section 4, below.
     4. Liquidating Distribution. As of the Liquidation Date, the Portfolio shall distribute pro rata to the Portfolio’s Shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Portfolio in complete cancellation and redemption of all of the outstanding shares of the Portfolio, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations o the Portfolio on the Portfolio’s books on the date of the distribution, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio.

[11]	Note: This period is included for tax reasons and is not meant to suggest that the liquidation will take this long. A shorter period has not been provided, however, in order to provide maximum flexibility to deal with unforeseen circumstances.

F-1

          Following the Liquidation Date, if the Portfolio receives any assets or monies or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the Shareholders of record as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the Portfolio’s officers shall deem appropriate. Any such monies or other assets not so distributed may be disposed of as the Board shall determine in its sole discretion to be appropriate under the circumstances.
     5. Power of the Board of Trustees. The Board and, subject to the direction of the Board, the Trust’s officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The Plan shall not affect the authority of the Board to authorize distributions necessary to comply with the provisions of the Code or other applicable law and to set record dates in connection therewith. The death, resignation or other disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.
     6. Amendment or Abandonment of the Plan. The Board or any authorized officer of the Portfolio shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time, if the Board or such officer determines that such action would be advisable and in the best interests of the Portfolio and its Shareholders, as may be necessary or appropriate to effect the marshalling of Portfolio assets and the complete liquidation and termination of existence of the Portfolio, and the distribution of its net assets to Shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan. In addition, the Board may abandon this Plan, with or without shareholder approval, at any time if it determines that abandonment would be advisable and in the best interests of the Portfolio and its shareholders, and the Plan shall be abandoned without any further action of the Board if it does not receive the requisite Shareholder approval within twelve months of its adoption by the Board.
     7. Expenses. The Portfolio shall bear all expenses incurred in connection with this Plan, including, without limitation, any expenses incurred in connection with the preparation of and distribution of materials to the Board, expenses incurred relating to the approval of this Plan by the requisite vote of Shareholders, such as the preparation of a proxy statement and any other materials required to be distributed to the Shareholders, the printing of such materials, filing of such materials as required with the Securities and Exchange Commission (the “SEC”) and any other authorities and distribution of such materials to shareholders, any proxy solicitation costs, legal and audit fees, transfer agency fees, and all transactions costs incurred in connection with the liquidation of the Portfolio’s assets, such as brokerage commissions, dealer and underwriter spreads and taxes and distributions to Shareholders.
     8. Filings. As soon as practicable following the Liquidation Date, the Portfolio shall take such steps as the Board or any authorized officer of the Portfolio shall determine (including, without limitation, the filing of such documents as may be necessary to effect or record the liquidation and dissolution of the Portfolio or to cause shares of the Portfolio to be reclassified as undesignated authorized and unissued shares, in each case in accordance with the requirements of its Governing Documents, Laws of the Commonwealth of Massachusetts, the Code, any applicable securities laws, and any rules and regulations of the SEC or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified, as well as the preparation and filing of any tax returns.
     9. Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.
     10. Records. The Trust shall maintain all records related to this Plan as required by the 1940 Act and the rules thereunder.
     11. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

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EXHIBIT G
MONEY MARKET PORTFOLIO
Investment Goal
The investment goal of the Money Market Portfolio (the “Portfolio”) is current income consistent with stability of principal.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the Separate Account fees charged under Variable Contracts. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.50%
Service (12b-1) Fees	None
Other Expenses	0.94%
Total Annual Portfolio Operating
Expenses	1.44%
Principal Investment Strategies of the Portfolio
The Portfolio will invest in high-quality, short-term money market instruments, including U.S. government securities, certificates of deposit, bankers’ acceptances and time deposits, commercial paper and other short-term obligations of U.S. and foreign corporations, repurchase agreements, reverse repurchase agreements, asset-backed securities and other eligible instruments.
The Portfolio is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, the Portfolio must comply with a rule of the Securities and Exchange Commission that limits the types of securities in which the Portfolio may invest.
Principal Risks of Investing in the Portfolio
Money Market Securities Risk. You should be aware that an investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term debt obligations (also known as “money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and changes in the ability of an issuer to make payments of interest and principal. You should also be aware that the return on an investment in the Portfolio may not be the same as a return on an investment in a money market fund available directly to the public, even where gross yields are equivalent, due to fees at the contract level. Furthermore, although the Portfolio seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
U.S. Government Securities Risk. The Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right of support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.
Credit Risk. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. An issuer held in this Portfolio may not be able to honor its financial obligations, including its obligations to the Portfolio.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Fixed Income Securities Risk. The Portfolio invests significantly in various types of fixed income securities or bonds. As a result, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall; and as interest rates fall, the prices typically rise. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for this Portfolio may underperform the market generally.
Foreign Investment Risk. The Portfolio may invest in U.S. dollar-denominated foreign securities. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and there may be less information available about the issuers of foreign securities, due to less rigorous regulatory and reporting standards.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

GOVERNMENT AND QUALITY BOND PORTFOLIO
Investment Goal
The investment goal of the Government and Quality Bond Portfolio (the “Portfolio”) is relatively high current income, liquidity and security of principal.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the Separate Account fees charged under the Variable Contracts. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.54%
Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.59%
Principal Investment Strategies of the Portfolio
The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities and in high quality corporate fixed income securities (rated AA— or better by Standard & Poor’s Corporation (“S&P”) or Aa3 or better by Moody’s Investor Service, Inc. (“Moody’s”) ).
The Portfolio will principally invest in fixed income securities, including U.S. government securities, mortgage-backed securities, asset-backed securities, and high quality corporate bonds. Corporate bonds, rated lower than AA- by S&P but not lower than A- (or lower than Aa3 by Moody’s but not lower than A3), may comprise up to 20% of the Portfolio’s net assets.
Principal Risks of Investing in the Portfolio
U.S. Government Securities Risk. The Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right of support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.
Fixed Income Securities Risk. The Portfolio invests significantly in various types of fixed income securities or bonds. As a result, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall, and as interest rates fall, the prices typically rise. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for this Portfolio may underperform the market generally.
Credit Risk. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. An issuer held in this Portfolio may not be able to honor its financial obligations, including its obligations to the Portfolio.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become difficult or impossible to sell the security at a time and price favorable to the seller. In such a market, the value of such securities may decline dramatically.

PROXY CARD ANCHOR SERIES TRUST	THREE EASY WAYS TO VOTE YOUR PROXY

TELEPHONE: Call the toll-free number 1-800-337-3503 and follow the recorded instructions.
    INTERNET: Log on www.proxy-direct.com and follow the on-screen instructions provided.
           MAIL:   Mark, sign, date your Proxy Card and return in the postage-paid envelope provided.
  If you vote by Telephone or Internet, do not mail your card.

JOINT SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER 26, 2011	THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
The undersigned shareholder of the referenced funds (the “Portfolios”) of Anchor Series Trust (the “Trust”), hereby appoints Gregory N. Bressler, Nori L. Gabert, Mark Matthes and Patricia Slaughter, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Trust to be held at the offices of SunAmerica Asset Management Corp., The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Time, on Monday September 26, 2011, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. With respect to those shares for which instructions have not been received from the undersigned, the undersigned will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by contract owners of the referenced separate account.

Dated	2011

Signature(s)	(Sign in the Box)

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SUN_22673_081111

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
Asset Allocation Portfolio	Capital Appreciation Portfolio	Government and Quality Bond Portfolio
Growth and Income Portfolio	Growth Portfolio	Money Market Portfolio
Multi-Asset Portfolio	Natural Resources Portfolio	Strategic Multi-Asset Portfolio
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
☐ ß To vote in accordance with the Board recommendations mark this box. Do not mark any other boxes on this card.
To vote each proposal separately, completely fill in the boxes below in blue or black ink. Example: ■
(proxies marked in the box above and any box below will not be voted and will be returned to the shareholder)
1	Election of Trustees to the Board of Trustees of the Trust:

			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
01. Judith L. Craven	02. William F. Devin	03. Richard W. Grant	☐	☐	☐
04. Stephen J. Gutman	05. Peter A. Harbeck	06. William J. Shea
To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

2a.	To permit the Board to amend the Trust’s Declaration of Trust in any respect in the future without shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
2b.	To permit the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐

2c.	To permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
2d.	To effect certain other changes.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
3.	Adoption of a “manager-of-managers” arrangement for certain Portfolios, pursuant to which SunAmerica Asset Management Corp., the Portfolios’ investment adviser, could retain subadvisers for the applicable Portfolios without shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
4.	Adoption of a Plan of Liquidation for the Money Market Portfolio.

	FOR	AGAINST	ABSTAIN
Money Market Portfolio	☐	☐	☐
5a.	Removal of the fundamental policy requiring shareholder approval of changes to investment goals or principal investment strategies for certain Portfolios.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Multi-Asset Portfolio	☐	☐	☐
Natural Resources Portfolio	☐	☐	☐	Strategic Multi-Asset Portfolio	☐	☐	☐
5b.	Amendment of the Natural Resources Portfolio’s fundamental policy regarding concentration of investments.

	FOR	AGAINST	ABSTAIN
Natural Resources Portfolio	☐	☐	☐
5c.	Amendment of the fundamental policy regarding diversification of investments for certain Portfolios.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
5d.	Removal of the fundamental policy regarding investing in other investment companies for certain Portfolios.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Strategic Multi-Asset Portfolio	☐	☐	☐
5e.	Removal of the fundamental policy restricting certain Portfolios from purchasing securities of companies when securities issued by such companies are beneficially owned by certain affiliated persons of the Trust in certain circumstances.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
6.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust
Joint Special Meeting of Shareholders to Be Held on September 26, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun22673
IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.
SUN_22673_081111

VOTING INSTRUCTION CARD ANCHOR SERIES TRUST	THREE EASY WAYS TO VOTE YOUR PROXY

TELEPHONE: Call the toll-free number 1-866-298-8476 and follow the recorded instructions.
    INTERNET: Log on www.proxy-direct.com and follow the on-screen instructions provided.
           MAIL:   Mark, sign, date your Card and return in the postage-paid envelope provided.
If you vote by Telephone or Internet, do not mail your card.

JOINT SPECIAL MEETING OF SHAREHOLDERS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES TO BE HELD ON SEPTEMBER 26, 2011
INSURANCE COMPANY NAME/SEPARATE ACCOUNT NAME
The undersigned hereby instructs the above named Insurance Company (“Insurance Company”), on behalf of its above named separate account (“Separate Account”), to transmit voting instructions for all the shares of the Portfolio(s) of Anchor Series Trust (the “Trust”) listed herein, which are attributable to the variable annuity contract or variable life insurance contract (“Contract”) for which the undersigned is entitled to give instructions at the Shareholder Meeting of the Trust to be held at the offices of SunAmerica Asset Management Corp., The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Time, on Monday, September 26, 2011, and any adjournment or postponements thereof on all matters coming before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement.
The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposals, and in accordance with its own discretion as to any other matter that is properly presented at the Meeting of Shareholders. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

Dated	2011

Signature(s) (If held jointly)	(Please Sign in Box)

Note: Please sign your name exactly as it appears on this form. If a contract is held in the name of two or more persons, in whatever capacity, only one need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.

SUN_22673VI_081111

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
Asset Allocation Portfolio	Capital Appreciation Portfolio	Government and Quality Bond Portfolio
Growth and Income Portfolio	Growth Portfolio	Money Market Portfolio
Multi-Asset Portfolio	Natural Resources Portfolio	Strategic Multi-Asset Portfolio
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
☐ ß To vote in accordance with the Board recommendations mark this box. Do not mark any other boxes on this card.
To vote each proposal separately, completely fill in the boxes below in blue or black ink. Example: ■
(proxies marked in the box above and any box below will not be voted and will be returned to the shareholder)
1	Election of Trustees to the Board of Trustees of the Trust:

			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
01. Judith L. Craven	02. William F. Devin	03. Richard W. Grant	☐	☐	☐
04. Stephen J. Gutman	05. Peter A. Harbeck	06. William J. Shea
To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

2a.	To permit the Board to amend the Trust’s Declaration of Trust in any respect in the future without shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
2b.	To permit the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐

2c.	To permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
2d.	To effect certain other changes.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Money Market Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
3.	Adoption of a “manager-of-managers” arrangement for certain Portfolios, pursuant to which SunAmerica Asset Management Corp., the Portfolios’ investment adviser, could retain subadvisers for the applicable Portfolios without shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
4.	Adoption of a Plan of Liquidation for the Money Market Portfolio.

	FOR	AGAINST	ABSTAIN
Money Market Portfolio	☐	☐	☐
5a.	Removal of the fundamental policy requiring shareholder approval of changes to investment goals or principal investment strategies for certain Portfolios.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Asset Allocation Portfolio	☐	☐	☐	Capital Appreciation Portfolio	☐	☐	☐
Government and Quality Bond Portfolio	☐	☐	☐	Growth and Income Portfolio	☐	☐	☐
Growth Portfolio	☐	☐	☐	Multi-Asset Portfolio	☐	☐	☐
Natural Resources Portfolio	☐	☐	☐	Strategic Multi-Asset Portfolio	☐	☐	☐
5b.	Amendment of the Natural Resources Portfolio’s fundamental policy regarding concentration of investments.

	FOR	AGAINST	ABSTAIN
Natural Resources Portfolio	☐	☐	☐
5c.	Amendment of the fundamental policy regarding diversification of investments for certain Portfolios.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
5d.	Removal of the fundamental policy regarding investing in other investment companies for certain Portfolios.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Strategic Multi-Asset Portfolio	☐	☐	☐
5e.	Removal of the fundamental policy restricting certain Portfolios from purchasing securities of companies when securities issued by such companies are beneficially owned by certain affiliated persons of the Trust in certain circumstances.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Capital Appreciation Portfolio	☐	☐	☐	Government and Quality Bond Portfolio	☐	☐	☐
Growth and Income Portfolio	☐	☐	☐	Growth Portfolio	☐	☐	☐
Multi-Asset Portfolio	☐	☐	☐	Natural Resources Portfolio	☐	☐	☐
Strategic Multi-Asset Portfolio	☐	☐	☐
6.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust
Joint Special Meeting of Shareholders to Be Held on September 26, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun22673
IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.
SUN_22673VI_081111